UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Moderna, Inc.

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Table of contents

6	Proposal No. 1 Election of Directors
12	Governance
21	Director Compensation
23	Certain Relationships and Related Party Transactions
25	ESG Topics
29	Management
31	Proposal No. 2 Non-binding Advisory Vote to Approve the Compensation of our Named Executive Officers
32	Executive Compensation
60	Compensation Committee Report
61	Security Ownership of Certain Beneficial Owners and Management
63	Proposal No. 3 Ratification of Appointment of Independent Registered Public Accounting Firm
64	Audit Committee Report
65	Shareholder Proposal – Report on Feasibility of Transferring Intellectual Property
68	Information about the 2022 Annual Meeting of Stockholders

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Notice of Annual Meeting of Stockholders

THURSDAY, APRIL 28, 2022
8:00 a.m., Eastern Time
www.virtualshareholdermeeting.com/MRNA2022
HOW TO VOTE Review your proxy statement and vote in one of three ways:
Internet www.proxyvote.com
Telephone 1-800-690-6903
Mail Complete, sign, date, and return your proxy card or voting instruction form

YOUR VOTE IS IMPORTANT. Even if you plan to participate in the Annual Meeting, we urge you to submit your proxy in advance to ensure your shares are represented. This will not affect your right to participate in the meeting and to vote your shares at that time. For additional information on voting and participating in the meeting, please see “Information About the 2022 Annual Meeting of Stockholders” on page 68.

To the Stockholders of Moderna, Inc.:

You are cordially invited to the Annual Meeting of Stockholders of Moderna, Inc., which will be held on Thursday, April 28, 2022, beginning at 8:00 a.m., Eastern Time (the Annual Meeting), for the following purposes:

1.

To elect three Class I directors, each to serve for a three-year term expiring at the 2025 annual meeting of stockholders;

2.

To approve, on a non-binding, advisory basis, the compensation of our named executive officers;

3.

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022;

4.

To vote on a shareholder proposal requesting a report on the feasibility of transferring intellectual property; and

5.

To transact such other business as may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting will be conducted virtually due to the COVID-19 pandemic and related public health concerns. You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MRNA2022. You also will be able to vote your shares electronically during the Annual Meeting. For more information about our virtual Annual Meeting, please see “Information About the 2022 Annual Meeting of Stockholders” on page 68.

Our Board of Directors has fixed the close of business on March 1, 2022, as the Record Date for determining the stockholders that are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021, are first being mailed on or about March 10, 2022, to all stockholders entitled to vote at the Annual Meeting. These materials also are available at www.proxyvote.com, using the control number provided with your materials.

By order of the Board of Directors,

Stéphane Bancel

Chief Executive Officer and Director

Cambridge, Massachusetts

March 9, 2022

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Proxy Summary

This summary highlights certain information from this Proxy Statement, but does not contain all the information that you should consider. Please read the entire Proxy Statement before voting your shares. For more complete information regarding Moderna’s 2021 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2021.

When	Where	Record date
Thursday, April 28, 2022, at 8:00 a.m., Eastern time.	The meeting will be held virtually at www.virtualshareholdermeeting.com/MRNA2022	March 1, 2022

Meeting Agenda

The matters we will act upon at the Annual Meeting are:

Proposal	Board voting recommendation	Where to find more information
Elect three Class I directors, each for a three-year term	FOR all nominees	Page 6
Approve, on a non-binding, advisory basis, the compensation of our named executive officers	FOR	Page 31
Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022	FOR	Page 63
Shareholder Proposal - Report on Feasibility of Transferring Intellectual Property	AGAINST	Page 65

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Director Nominees

Name	Age	Independent	Principal occupation	Committees*				Other public boards	Director since
Class I directors nominated for re-election for a three-year term				Audit	Comp	Nom Gov	Prod
Noubar Afeyan, Ph.D. Chairman	59		Co-founder and Chairman, Moderna; CEO, Flagship Pioneering					2	2010 Chairman since 2012
Stéphane Bancel	49		Chief Executive Officer, Moderna					0	2011
François Nader, M.D.	65		Former President, CEO and Executive Director, NPS Pharmaceuticals					1	2019
Continuing directors
Stephen Berenson	61		Managing Partner, Flagship Pioneering					1	2017
Sandra Horning, M.D.	73		Co-founder and Advisor, EQRx					3	2020
Robert Langer, Sc.D.	73		Academic Co-Founder, Moderna; David H. Koch Institute Professor, MIT					4	2010
Elizabeth Nabel, M.D.	70		EVP for Strategy, ModeX Therapeutics and Former President, Brigham Health					3	2015
Paul Sagan	63		Senior Advisor and Executive- in-Residence, General Catalyst					2	2018
Elizabeth Tallett	72		Former Principal, Hunter Partners					2	2020
Chairman	Member	*	Comp = Compensation and Talent; Nom Gov = Nominating and Corporate Governance; Prod = Product Development

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2021 Performance

807 million	+70 countries	$17.7 billion

doses of the Moderna COVID-19 vaccine (mRNA-1273) delivered in 2021, with approximately 25% of those doses being delivered to low- and middle-income countries, through direct sales or facilitated donations from other countries.

	where the Moderna COVID-19 vaccine has been approved or authorized under emergency use or other conditional approvals for use to combat the COVID-19 pandemic.	in sales revenue from purchase agreements for the sale of our COVID-19 vaccine in 2021.
44 development programs	$17.6 billion	+2,700 employees

reflecting continued progress across the pipeline as of March 9, 2022, with 25 having entered the clinic, laying the groundwork for continued development of mRNA-based medicines beyond our COVID-19 vaccine.

in cash, cash equivalents and investments as of December 31, 2021, up from $5.2 billion as of December 31, 2020.

as of December 31, 2021, more than doubling our workforce in the year to facilitate the development and roll-out of our COVID-19 vaccine, with Moderna employees in 12 countries globally as of year’s end.

Our Mission

To deliver on the promise of mRNA science to create a new generation of transformative medicines for patients.

About Moderna

Since our founding in 2010, we have transformed from a research-stage company advancing programs in the field of mRNA to a commercial enterprise with a diverse clinical portfolio of vaccines and therapeutics across seven modalities, a broad intellectual property portfolio in areas including mRNA and lipid nanoparticle (LNP) formulation, and an integrated manufacturing plant that allows for rapid clinical and commercial production at scale. Moderna has established relationships with a broad range of domestic and overseas government and commercial collaborators, which has allowed for the pursuit of both groundbreaking science and rapid scaling of our manufacturing capabilities. Most recently, Moderna’s capabilities have come together to allow the authorization and approval of one of the earliest and most-effective vaccines against the COVID-19 pandemic.

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Board Highlights

COVID Strategy

Board and Committee oversight of COVID initiatives, including ongoing clinical trials, booster strategy and approach to developing variant-specific vaccines (e.g., for Delta and Omicron), and ongoing regulatory approach for these initiatives.

Vaccine Production

Significant engagement by the Board in overseeing expansion of production for Moderna’s COVID-19 vaccine, including oversight of additional investments to enable the delivery of 807 million doses in 2021, and expanding 2022 supply by up to 1 billion additional doses to meet the needs of low- and middle-income countries.

Access Initiatives

Board oversight of access initiatives, including entry into agreements with COVAX and the African Union, Moderna’s patent pledge, and the facilitation of dose donations from countries with excess supply. These initiatives resulted in more than 200 million doses being delivered to low- and middle-income countries in 2021, and we expect to be capable of delivering no less than 650 million doses to COVAX through direct sales across 2021 and 2022.

ESG Initiatives

Announced commitment to achieve net-zero carbon emissions by 2030, established the Moderna Charitable Foundation with initial $50 million endowment, and committed to prohibit spending of corporate funds on direct contributions to political candidates or campaigns.

Clinical Trial Oversight	Enhanced governance and oversight by the Product Development Committee. Launched pivotal studies for CMV and RSV, setting diversity enrollment targets in CMV trials within the U.S.

Compensation Highlights

Introduction of PSUs

In 2021, implemented performance-based restricted stock units (PSUs) for CEO and Executive Committee as part of the overall equity compensation mix, with goals focused on 3-year achievement of product development pipeline goals.

Evolving Pay Practices	Introduced financial metrics into 2021 scorecard that informs the bonus pool, reflecting evolution into a commercial company.
ESG Metrics

Incorporated ESG metrics focused on human capital in bonus program for 2021. Adding a vaccine access metric focused on low- and middle-income countries for 2022 to incentivize meeting demand from these countries.

Peer Group	Updated to reflect evolution of the Company, including competitive talent pool and status of Moderna as a commercial company.

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Proposal No. 1 Election of Directors

Our Board of Directors currently has nine members, who are divided into three equal classes with staggered three-year terms. At the Annual Meeting, three Class I directors will be elected for a three-year term. Each of these nominees is a Class I director whose current term is expiring. Each director will continue in office until the election and qualification of a successor or until such director’s earlier death, resignation, or removal.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Noubar Afeyan, Ph.D., Stéphane Bancel and François Nader, M.D. as nominees for election as Class I directors at the Annual Meeting.

Dr. Afeyan has served on Moderna’s Board since 2010, Mr. Bancel has served on the Board since 2011, and Dr. Nader has served on the Board since 2019.

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Dr. Afeyan, Mr. Bancel and Dr. Nader. We expect that the nominees will serve if elected. However, if a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who is designated by our Board of Directors to fill the resulting vacancy. If you own your Moderna stock through a broker, bank, or other nominee and you do not give voting instructions, then your shares will not be voted on this matter. For more information, please see “Information About the 2022 Annual Meeting of Stockholders—What if I do not specify how my shares are to be voted?” on page 70.

Vote Required

The election of the Class I directors requires a plurality of the votes properly cast to be approved.

The Board of Directors recommends a vote “FOR” the election of each of the three nominees as a Class I director to serve for a three-year term.

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Information About Moderna’s Directors

Nominees

Age: 59 Director since: 2010 Chairman since: 2012 Independent Committees: • Nominating and Corporate Governance (chair) • Product Development 2021 Attendance: 100%	Noubar Afeyan, Ph.D.
Qualifications

Dr. Afeyan is qualified to serve on our Board of Directors because of his significant experience co-founding, leading, and investing in numerous biotechnology companies, and his long history with Moderna.

	Other Public Boards	Education
	• Rubius Therapeutics, Inc. (since 2013) • Omega Therapeutics, Inc. (since 2016) • Seres Therapeutics, Inc. (2012-2020) • Evelo Biosciences, Inc. (2014-2019) • Kaleido Biosciences, Inc. (2015-2019)	• B.S. in chemical engineering from McGill University • Ph.D. in biochemical engineering from the Massachusetts Institute of Technology

Dr. Afeyan founded Flagship Pioneering and serves as its Senior Managing Partner and Chief Executive Officer. He currently serves on the boards of numerous privately held companies. Dr. Afeyan was previously a visiting lecturer of business administration at Harvard Business School and was previously a senior lecturer at MIT’s Sloan School of Management, where he taught courses on technology-entrepreneurship, innovation, and leadership.

Age: 49 Director since: 2011 Committees: None 2021 Attendance: 100%	Stéphane Bancel
Qualifications

Mr. Bancel is qualified to serve on our Board of Directors because of his extensive leadership experience in the healthcare industry, experience as a director of public and private companies, and in-depth knowledge of Moderna’s operations from his decade as CEO.

	Other Public Boards	Education
	• Qiagen N.V. (2013-2021) • Syros Pharmaceuticals, Inc. (2013-2017)	• Master of Engineering degree from École Centrale Paris • Master of Science in chemical engineering from the University of Minnesota • M.B.A. from Harvard Business School

Mr. Bancel has served as our Chief Executive Officer since October 2011. Before joining Moderna, Mr. Bancel served for five years as Chief Executive Officer of the French diagnostics company bioMérieux SA. From July 2000 to March 2006, he served in various roles at Eli Lilly and Company, including as Managing Director, Belgium, and as Executive Director, Global Manufacturing Strategy and Supply Chain. Prior to Eli Lilly, Mr. Bancel served as Asia-Pacific Sales and Marketing Director for bioMérieux. He is currently a Venture Partner at Flagship Pioneering.

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Age: 65 Director since: 2019 Independent Committees: • Compensation and Talent • Product Development 2021 Attendance: 100%	François Nader, M.D.
Qualifications

Dr. Nader is qualified to serve on our Board of Directors because of his extensive experience in integrated healthcare markets, medical and regulatory affairs and governance expertise from his service on numerous boards of directors.

	Other Public Boards	Education

•

Talaris Therapeutics, Inc. (since 2021), Chair

•

Acceleron Pharma Inc. (2014-2021), Chair 2015-2021

•

Alexion Pharmaceuticals, Inc. (2017-2021)

•

Prevail Therapeutics Inc. (2018-2021)

•

Clementia Pharmaceuticals Inc. (2014-2019)

•

Advanced Accelerator Applications S.A. (2016-2018)

•

Baxalta Inc. (2015-2016)

•

Trevena Inc. (2014-2015)

•

NPS Pharmaceuticals (2008-2015)

• French doctorate in medicine from St. Joseph University in Lebanon • Physician Executive M.B.A. from the University of Tennessee

Dr. Nader served as President, Chief Executive Officer and Executive Director of NPS Pharmaceuticals from 2008 until 2015, when the company was acquired. During his tenure as CEO, Dr. Nader transformed NPS Pharma into a leading global biotechnology company focused on delivering innovative therapies to patients with rare diseases. Prior to NPS, Dr. Nader was a venture partner at Care Capital. He previously served on Aventis Pharma’s North America Leadership Team, holding a number of executive positions in integrated healthcare markets and medical and regulatory affairs. Dr. Nader previously led global commercial operations at the Pasteur Vaccines division of Rhone-Poulenc. He is chairman of the board at Talaris Therapeutics, Inc. and senior advisor for Blackstone Lifesciences. Dr. Nader is the former Chairman of BioNJ, New Jersey’s biotechnology trade organization, and previously served on the board of the Biotechnology Industry Organization.

Continuing Directors

Age: 61 Director since: 2017 Term expires: 2023 Independent Committees: • Compensation and Talent (chair) • Audit 2021 Attendance: 100%	Stephen Berenson
Qualifications

Mr. Berenson is qualified to serve on our Board of Directors because of his financial experience and deep understanding of capital raising, mergers & acquisitions, public company board governance, shareholder engagement, regulation and risk management, obtained through a long career in investment banking and through his work at Flagship Pioneering guiding the growth and development of biotech companies.

	Other Public Boards	Education
	• Seres Therapeutics, Inc. (since 2019), Chair since 2019	• S.B. in mathematics from the Massachusetts Institute of Technology

Mr. Berenson is a Managing Partner at Flagship Pioneering. Prior to that, Mr. Berenson spent 33 years as an investment banker at J.P. Morgan. During his last twelve years at J.P. Morgan, Mr. Berenson was Vice Chairman of Investment Banking and focused on providing high-touch strategic advice and complex transaction execution to leading companies across all industries globally. He was co-founder of J.P. Morgan’s Global Strategic Advisory Council and co-founder of the firm’s Board Initiative. He serves on the Board of Directors of Repertoire Immune Medicines, Inc. and as Chair of the Board of Directors of Cellarity, both of which are privately held.

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Age: 73 Director since: 2020 Term expires: 2023 Independent Committees: • Product Development (chair) 2021 Attendance: 100%	Sandra Horning, M.D.
Qualifications

Dr. Horning is qualified to serve on our Board of Directors because of her medical knowledge, significant experience in the field of oncology and her product development leadership experience across multiple therapeutic areas.

	Other Public Boards	Education
• Gilead Sciences, Inc. (since 2020) • Olema Pharmaceuticals, Inc. (since 2020) • EQRX, Inc. (since 2021)
•

M.D. from the University of Iowa School of Medicine

•

Completed internal medicine training at the University of Rochester

•

Post-graduate fellowship in Oncology and Cancer Biology at Stanford University

Dr. Horning was the Chief Medical Officer and Global Head of Product Development of Roche, Inc., from 2014 until her retirement in 2019, and, previous to that, served as Global Head of Oncology Clinical Science at Roche from 2009 to 2013. Prior to Roche, Dr. Horning spent 25 years as a practicing oncologist, investigator and tenured Professor of Medicine at Stanford University School of Medicine, where she remains a Professor of Medicine Emerita. From 2005 to 2006, she served as President of the American Society of Clinical Oncology. From 2015 to 2018, Dr. Horning served on the Foundation Medicine Board of Directors.

Age: 73 Director since: 2010 Term expires: 2024 Independent Committees: Nominating and Corporate Governance 2021 attendance: 92%	Robert Langer, Sc.D.
Qualifications

Dr. Langer is qualified to serve on our Board of Directors because of his pioneering academic work, extensive medical and scientific knowledge and experience, and service on other public company boards of directors.

	Other Public Boards	Education

•

Frequency Therapeutics (since 2016)

•

Seer, Inc. (since 2020)

•

Puretech Health plc (since 2015)

•

Abpro Korea (since 2020)

•

Rubius Therapeutics, Inc. (2015-2019)

•

Kala Pharmaceuticals, Inc. (2009-2018)

• B.S. in chemical engineering from Cornell University • Sc.D. in chemical engineering from the Massachusetts Institute of Technology

Dr. Langer has been an Institute Professor at the Massachusetts Institute of Technology since 2005, and prior to that was a Professor at MIT since 1977. Dr. Langer served as a member of the Science Board to the U.S. Food and Drug Administration from 1995 to 2002, including as chairman for three years.

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Age: 70 Director since: 2015 Term expires: 2024 Independent Committees: • Nominating and Corporate Governance • Product Development 2021 attendance: 100%	Elizabeth Nabel, M.D.
Qualifications

Dr. Nabel is qualified to serve on our Board of Directors because of her extensive experience in the health care field, including senior positions with hospital administration, research universities and governmental organizations.

	Other Public Boards	Education
• Medtronic plc (since 2014) • Lyell Immunopharma, Inc. (since 2021) • Accolade, Inc. (since 2021)
•

B.A. from St. Olaf College

•

M.D. from Cornell University Medical College

•

Postgraduate training in internal medicine and cardiovascular diseases at Brigham and Women’s Hospital and Harvard University

Dr. Nabel was a member of our Board of Directors from December 2015 to July 2020, and was reappointed to the Board in March 2021. Since March 2021, Dr. Nabel has served as Executive Vice President for Strategy at ModeX Therapeutics, a new biotechnology company focused on immunotherapies for cancer and viral diseases. Through February 2021, Dr. Nabel served as the President of Harvard University-affiliated Brigham Health, which includes Brigham and Women’s Hospital, Brigham and Women’s Faulkner Hospital, and the Brigham and Women’s Physician Organization, a position she held from 2010. Dr. Nabel was also a Professor of Medicine at Harvard Medical School from 2010 to 2021. Prior to joining Brigham Health, Dr. Nabel held a variety of roles, including Director, at the National Heart, Lung and Blood Institute at the National Institutes of Health, a federal agency funding research, training and education programs to promote the prevention and treatment of heart, lung and blood diseases, from 1999 to 2009. She is an elected member of the National Academy of Medicine of the National Academy of Sciences.

Age: 63 Director since: 2018 Term expires: 2023 Independent Committees: • Audit • Compensation and Talent • Nominating and Corporate Governance 2021 Attendance: 100%	Paul Sagan
Qualifications

Mr. Sagan is qualified to serve on our Board of Directors because of his extensive expertise and leadership experience in the technology and venture capital fields and as a public company executive and director.

	Other Public Boards	Education

•

VMware, Inc. (since 2014)

•

Catalyst Partners Acquisition Corp. (since 2021)

•

Akamai Technologies, Inc. (2005-2019)

•

EMC Corp. (2007-2016)

•

iRobot, Inc. (2010-2015)

•

Dow Jones & Co. (2007)

•

Digitas, Inc. (2006-2007)

• B.S. from the Medill School of Journalism at Northwestern University

Mr. Sagan is a senior advisor and Executive in Residence at General Catalyst, a venture capital firm, since August 2020 and previously from January 2014 until January 2018, and he served the firm as a Managing Director from January 2018 until August 2020. From April 2005 to January 2013, Mr. Sagan served as Chief Executive Officer at Akamai Technologies, Inc. and was President from May 1999 to September 2010 and from October 2011 to January 2013.

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Age: 72 Director since: 2020 Term expires: 2024 Independent Committees: • Audit (chair) • Compensation and Talent 2021 Attendance: 95%	Elizabeth Tallett
Qualifications

Ms. Tallett is qualified to serve on our Board of Directors because of her extensive professional experience with growing healthcare companies, which has given her an in-depth understanding of the opportunities and challenges facing commercial-stage pharmaceutical companies. Ms. Tallett also has extensive experience as a public company director.

	Other Public Boards	Education

•

Anthem Inc. (since 2013), Chair since 2018

•

Qiagen, Inc. (since 2011)

•

Principal Financial Group (2001-2021), Lead Director for 12 years

•

Meredith Corp., Inc. (2008-2021), Lead Independent Director for 2 years

•

Coventry Health Care, Inc. (2004-2013), Lead Director for 10 years

•

Varian, Inc. (1996-2010)

•

IntegraMed America Inc. (1998-2008)

• Nottingham University with a dual first class honours degree in mathematics and economics

Ms. Tallett has spent more than 35 years in strategic leadership and operational roles in worldwide biopharmaceutical and consumer products industries, including as principal of Hunter Partners, President and CEO of Transcell Technologies Inc., President of Centocor Pharmaceuticals, and member of the Parke-Davis Executive Committee. Ms. Tallett was a founding member of the Biotechnology Council of New Jersey and chairs the board of trustees at Solebury School in Pennsylvania. She was named a Financial Times Outstanding Director of the year in 2015 and recognized as one of the National Association of Corporate Directors (NACD) Directorship 100 honorees in 2019.

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Governance

Composition of our Board of Directors

Our Board currently consists of nine members, but the Board has the authority to increase or decrease that size depending on an assessment of its needs and other relevant circumstances at any given time.

Our Nominating and Corporate Governance Committee and our Board of Directors consider a broad range of factors when selecting nominees. We strive to identify candidates who will further the interests of our stockholders. Among other things, we expect that all of our directors will have the following experience and traits:

•

substantial experience at a strategic or policymaking level in a business, government, non-profit, or academic organization of high standing, able to contribute to Moderna’s strategic growth and able to offer advice and guidance to Moderna’s senior management based on that experience;

•

highly accomplished in his or her respective field;

•

the ability to contribute positively to the Board’s collaborative culture;

•

knowledge of our business;

•

understanding of the competitive landscape facing our business; and

•

expertise relevant to our growth and business strategy.

In addition, every nominee must have sufficient time and availability to devote to Moderna’s affairs, a reputation for high ethical and moral standards, an understanding of the fiduciary responsibilities assumed by public company directors, and the time and energy necessary to diligently carry out those responsibilities, and role model our values and demonstrate a willingness to embrace the Moderna Mindsets, further described in “Human Capital Management” on page 27.

In building our Board, we also believe that the following skills and experiences, while not exhaustive, are helpful in ensuring that our directors collectively possess the skills and backgrounds necessary for us to execute on our strategic plans and to exercise the Board’s oversight responsibilities on behalf of our stockholders. Skills and experiences shown below are generally reflective of the individual having worked in the area, rather than experience obtained as a director in the relevant field.

Skill/Experience	Afeyan	Bancel	Berenson	Horning	Langer	Nabel	Nader	Sagan	Tallett
CEO Experience
Digital/Information Security
Drug Development
Drug Commercialization
Finance/Accounting
Government/Regulatory
Healthcare Industry
Human Capital Management
International Experience
Investor Experience
Manufacturing/Supply Chain
Science/ Technology / R&D

Our directors hold office until their successors have been elected and qualified or until their earlier death, resignation, or removal. Directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the votes that all our stockholders would be entitled to cast in an annual election of directors. Any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office.

Board Diversity

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. While the Board satisfies the minimum objectives of Nasdaq Rule 5605(f)(3) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority (as defined by Nasdaq Rules), we note that one of our directors also as Middle Eastern. As we pursue future Board recruitment efforts, our Nominating and Corporate

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Governance Committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of the Board in accordance with the committee’s Policies and Procedures for Director Candidates. This includes seeking out individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences.

Board Diversity Matrix as of March 9, 2022 Part I: Gender Identity	Female	Male	Non-Binary	Decline to Disclose
Directors (9 total)	3	5	-	1
Part II: Demographic Background	Female	Male	Non-Binary	Decline to Disclose
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	3	5	-	-
Two or More Races or Ethnicities	-	2	-	-
LGBTQ+			-
Did Not Disclose Demographic Background			1
Directors who identify as Middle Eastern	-	1	-	-

Staggered Board

Our Board of Directors is divided into three classes with staggered terms. At each annual meeting of stockholders, one class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The division of our Board of Directors into three classes with staggered terms may delay or prevent stockholder efforts to effect a change of our management or a change in control.

Board Highlights for 2021

During 2021, the Moderna Board continued to focus on overseeing the launch of the Company’s COVID-19 vaccine, also referred to as Spikevax® or mRNA-1273, as well as oversight for the Company’s long range plan and strategy.

COVID-19

Scaling Manufacturing.  Much of the Board’s focus in 2021 was aimed at ensuring that Moderna was able to produce and ship as much of its COVID-19 vaccine as possible to combat the pandemic.  In response to an increase in anticipated demand for mRNA-based vaccines early in 2021, the Board oversaw and approved an expansion of Moderna’s manufacturing capacity, both internally and with contract manufacturing organizations, to help meet this increased demand.  These investments will continue to increase production capacity into 2022, and were a key pillar in Moderna’s ability to manufacture and ship 807 million doses of its COVID-19 vaccine in 2021.

Clinical Development and Approvals.  The Board and its Product Development Committee have also played a significant role in overseeing the conduct of clinical trials and engagement with regulators to secure authorizations and approvals for the COVID-19 vaccine globally.  Moderna’s COVID-19 vaccine is authorized or approved in more than 70 countries.  In January 2022, Moderna received its first Biologics License Application (BLA) from the U.S. Food and Drug Administration, for administration of its COVID-19 vaccine in adults.  The Board and Product Development Committee continue to oversee ongoing adolescent and pediatric trials to expand protection to these populations.  In addition, the Board has remained engaged in Moderna’s approach to boosters and helping ensure that regulators have the information necessary to make data-based decisions on how to approach boosters for COVID-19.

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Adapting to Variants. In response to the emergence of variants of concern of the SARS-CoV-2 virus, we announced early in 2021 that we would continue to monitor and adapt to these variants as needed. The Board and Product Development Committee have remained engaged in overseeing our approach, particularly as we developed vaccines tailored to the Beta, Delta and Omicron variants, and the conduct of clinical trials for these variant-specific vaccines, including multivalent vaccines aimed at multiple strains.

Access Initiatives.  The Moderna Board remains committed to ensuring that our COVID-19 vaccine protects as many people as possible to combat the pandemic. In addition to overseeing the manufacturing scale up mentioned above, the Board has overseen other key aspects of our access initiatives, including our commitment to waiving certain intellectual property protections in low- and middle-income countries, and our commitment to being able to provide COVAX with up to 650 million doses across 2021 and 2022 at our lowest price. During 2021, approximately 25% of the doses we delivered went to low- and middle-income countries, either through direct sales or facilitated donations. The Board has also been engaged in our commitment to construct an mRNA manufacturing facility in Africa to help ensure local access to medicines in future pandemics, as well as similar initiatives to partner with governments—such as those announced with Canada and Australia—to establish local manufacturing capabilities.

Beyond COVID-19

Older-Adult Pan Respiratory Vaccine. The Board has also overseen our investments in programs to enable the development of a pan-respiratory vaccine that would potentially combine a COVID-19 booster, seasonal flu vaccine, and a vaccine against respiratory syncytial virus (RSV), which is a significant unmet need.  Each of these vaccines is being advanced in parallel. We announced plans to develop a seasonal flu vaccine early in 2021, and provided our first data read-out from a Phase 1 trial in December.  A Phase 3 trial for RSV in older adults was also launched toward the end of 2021.

Further Pipeline Development. The Board and its committees continue to engage on overseeing our strategy to advance our pipeline beyond vaccines against COVID-19 and other respiratory diseases, including investments in these programs and the talent to advance them. This includes our approach to deploying capital internally, such as on the development of our CMV vaccine, which advanced to a Phase 3 trial in 2021.  It also includes oversight of collaborations with external partners, such as the collaboration with Metagenomi to explore gene editing capabilities and with Carisma to expand our approach to fighting cancers.

Executive Hires. Our Board and its Compensation and Talent Committee were deeply engaged in building out our bench of executive talent during 2021. This included oversight for the recruitment of our new Chief Legal Officer, Shannon Klinger, our new Chief Medical Officer, Paul Burton, and our new Chief Brand Officer, Kate Cronin.

ESG Initiatives.  The Board recognizes that as Moderna grows, we have the opportunity to lay the foundation for building the best possible version of Moderna.  From an environmental standpoint, this means minimizing our carbon footprint and waste, and building facilities that will help us reach our goal of reaching net-zero carbon emissions globally by 2030.  We have the opportunity to build a diverse and inclusive workforce that is instilled with a sense of belonging and our commitment to creating a new generation of transformative medicines for patients.  We also have the opportunity to give back to our communities. The Board approved the establishment of the Moderna Charitable Foundation with an initial endowment of $50 million, and the Foundation is expected to begin operations in 2022.

Director Independence

Our Corporate Governance Guidelines provide that at least a majority of the members of the Board must meet the independence standards prescribed by rules of The Nasdaq Stock Market. Our Board of Directors has determined that all current directors except Mr. Bancel, our Chief Executive Officer, are independent, as defined by the Securities and Exchange Commission (SEC) and Nasdaq rules.

In making this determination, the Board considered the relationships that each non-employee director has with Moderna and other relevant facts and circumstances. In particular, our Board considered the association of our directors with entities that hold more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.

In assessing the independence of Dr. Nader, our Board considered the fact that Dr. Nader’s son-in-law is employed by a company within a consortium that provides certain clinical trial advertising recruitment services to Moderna. Dr. Nader’s son-in-law is not an executive officer or significant shareholder of the company providing these services to the services provided to Moderna, and his compensation is not related to Moderna matters. The Board concluded that this relationship does not negatively impact Dr. Nader’s independence.

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Directors must notify the Chair of the Nominating and Corporate Governance Committee in connection with any significant change in employment status so we can fully assess the potential for conflicts or other factors that may compromise the director’s independence. At least annually, the Board will evaluate all relationships between Moderna and each director in light of relevant facts and circumstances for the purpose of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director.

Board Leadership Structure

Currently, the role of Chairman of the Board is separated from the role of Chief Executive Officer. Our Chief Executive Officer is responsible for recommending strategic decisions and capital allocation to the Board and for ensuring the execution of the recommended plans. The Chairman is responsible for leading the Board of Directors in its fundamental role of providing advice to and independent oversight of management. While our bylaws and Corporate Governance Guidelines do not require that our Chairman and Chief Executive Officer positions be separate, our Board of Directors believes that having separate positions is appropriate for us at this time and demonstrates our commitment to good corporate governance.

Board’s Role in Risk Oversight

Management is responsible for the day-to-day management of Moderna’s risks, while our Board of Directors, as a whole and through its committees, is responsible for overseeing risk management. In its risk oversight role, our Board of Directors must satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as intended.

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Board. The Board exercises its oversight primarily through its committees. The full Board of Directors (or the appropriate committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact, and the steps we take to manage them. When a Board committee is responsible for evaluating and overseeing the management of a particular risk, the Chair of the relevant committee reports on the discussion to the full Board of Directors so the Board can coordinate the risk oversight role among the relevant parties.

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Audit Committee. The Audit Committee is responsible for reviewing and discussing with management and Moderna’s independent auditors Moderna’s annual financial statements and related disclosures, including all critical accounting policies and practices used or to be used by the Company and any significant financial reporting issues that may arise in connection with the preparation of such audited financial statements. The Audit Committee is also responsible for overseeing and reviewing the adequacy of the Company’s internal control over financial reporting and its policies relating to risk assessment and management. The Audit Committee reviews Moderna’s major financial risk exposures and steps that management has taken to monitor and control such exposures, including oversight of treasury and tax operations as the Company’s operations have expanded internationally and cash and investment balances have grown. In addition, the Audit Committee has established policies and procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and whistleblower complaints. The Audit Committee is also responsible for oversight of the internal audit and compliance functions, as well as the Company’s information security and technology risks, which includes the Company’s cybersecurity and related risk management programs.

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Compensation and Talent Committee. The Compensation and Talent Committee is responsible for overseeing risks related to the Company’s workforce, including talent acquisition, development and retention. The committee is also responsible for assessing risks associated with the Company’s compensation programs and, together with the Product Development Committee, is responsible for risk oversight related to pipeline- or R&D-related performance goals in compensation plans. For compensation programs more broadly, the committee seeks to ensure that such programs do not encourage undue risk taking when setting performance goals, and that our executive team is aligned with shareholders.

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Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the Company’s corporate governance and related risks, as well as risks related to the Company’s environmental, social and governance (ESG) policies and initiatives, including climate-related risks and opportunities.

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Product Development Committee. The Product Development Committee is responsible for oversight of risks related to the Company’s R&D programs, its product pipeline and development, including the design and advancement of key clinical trials, regulatory strategy, product quality and safety, and risks related to collaborations and strategic partnerships.

Limits on Board Service

Carrying out the duties and fulfilling the responsibilities of a director requires a significant commitment of time and attention. The Board recognizes that excessive time commitments can interfere with an individual’s ability to carry out and fulfill his or her duties effectively. In connection with its assessment of director candidates for nomination, the Board will assess whether the performance of any director has been or is likely to be adversely affected by excessive time commitments, including service on other boards.

Consistent with this belief, the Board amended its Corporate Governance Guidelines in 2020 to adopt limits on the number of other boards on which directors may serve. Under the revised Guidelines, directors who also serve as executives of public companies should not serve on more than one board of a public company in addition to the Moderna board, and other directors should not serve on more than three other boards of public companies in addition to the Moderna board, absent special circumstances, such as a period of transition.

Application to Dr. Langer. In applying these limits to Dr. Langer, the Nominating and Corporate Governance Committee considered the fact that Dr. Langer served on four other public boards prior to the adoption of the overboarding limits mentioned above. Dr. Langer has also indicated he will not take on any new public board commitments that would cause him to exceed the overboarding limits to the extent he comes off any other boards. In allowing for a transition period for Dr. Langer, the Committee took into account that he continues to make significant contributions to Moderna both inside and outside Board and committee meetings, and he provides valuable insight as one of the Company’s largest stockholders and founding directors.

Directors must notify the Chair of the Nominating and Corporate Governance Committee in connection with accepting a seat on the board of directors of another business so we can fully assess the potential for conflicts or other factors that may compromise the director’s ability to carry out his or her duties.

Age and Term Limits

The Board does not believe that arbitrary limits on the number of consecutive terms a director may serve or on the directors’ ages are appropriate in light of the substantial benefits resulting from a sustained focus on Moderna’s business, strategy, and industry over a significant period of time.

Governance Documents

We have adopted a Code of Business Conduct and Ethics that applies to our Board of Directors and all of our officers and employees. In addition, we have adopted Corporate Governance Guidelines that formalize certain fundamental board policies and practices. Both of these documents are available on the “Investors—Governance—Governance Documents” section of our website, https://investors.modernatx.com.

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Board Committees

As described below, our Board of Directors has established four committees: Audit, Compensation and Talent, Nominating and Corporate Governance, and Product Development. The Board of Directors may establish other committees from time to time. All members of all four Board committees are independent directors.

The charter for each of the committees is available on the “Investors—Governance—Governance Documents” section of our website, https://investors.modernatx.com.

Audit Committee

The Audit Committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

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pre-approving audit, audit-related and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

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reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures, as well as the critical accounting policies and practices we use;

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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

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overseeing the Company’s internal audit function, including internal audit plans, budgeting and staffing and reviewing any findings resulting from audits;

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recommending, based upon review and discussions with management and our independent registered public accounting firm, whether our audited financial statements should be included in our Annual Report on Form 10-K;

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monitoring the integrity of our financial statements and compliance with legal and regulatory requirements as they relate to our financial statements and accounting;

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preparing the Audit Committee Report required by SEC rules to be included in our annual proxy statement;

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reviewing all related person transactions for potential conflicts of interest and approving all appropriate transactions; and

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reviewing quarterly earnings releases.

Members: • Ms. Tallett (Chair) • Mr. Berenson • Mr. Sagan

Meetings in 2021: 8

Independence:
Our Board of Directors has determined that each member of the Audit Committee meets the heightened independence requirements for audit committee members prescribed by the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee.

Financial experts:
Our Board of Directors has determined that each of Ms. Tallett, Mr. Berenson and Mr. Sagan is an “audit committee financial expert,” as defined in the applicable SEC rules.

Representative, recent discussion topics

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Financial reporting and significant accounting items, including as a result of our increased commercial operations

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Compliance and enterprise risk management as we have evolved into a global organization across multiple offices

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Implementation of the internal audit function

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Cybersecurity and enhancing protection in light of a heightened threat environment

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Capital allocation strategy, including approach to investments, tax planning, and launch of our share repurchase program

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Compensation and Talent Committee

The Compensation and Talent Committee’s responsibilities include:

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reviewing and establishing our overall management compensation, philosophy, and policy;

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annually reviewing and recommending to the Board of Directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

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evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, recommending to the Board of Directors for approval the primary elements of the CEO’s Compensation;

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approving the cash and equity compensation of our other executive officers;

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overseeing and administering our compensation and similar plans;

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reviewing the Company’s approach to talent management, including recruitment, retention, succession planning, and belonging, diversity and inclusion initiatives;

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reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters, evaluating and assessing the independence of potential and current compensation advisors, and approving the compensation of any compensation advisors;

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reviewing and approving our policies and procedures for the grant of equity-based awards;

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reviewing and recommending to the Board of Directors the compensation of our directors; and

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preparing the Compensation Committee Report required by SEC rules to be included in our annual proxy statement.

Members: • Mr. Berenson (Chair) • Dr. Nader • Mr. Sagan (through March 2022) • Ms. Tallett

Meetings in 2021: 5

Independence:
Our Board of Directors has determined that each member of the Compensation and Talent Committee meets the heightened independence requirements for compensation committee members prescribed by Nasdaq.

Representative, recent discussion topics

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Recruitment and talent strategy for new executive hires, including new Chief Legal Officer, Chief Medical Officer and Chief Brand Officer and other key talent

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Growth and talent strategy, including retention, compensation, training, wellness and diversity initiatives

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Alignment of performance goals and compensation practices to strategy, including design of annual bonus program and performance-based restricted stock units (PSUs)

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Evolution of peer group and impact on compensation practices

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

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developing and recommending to the Board of Directors the criteria for Board and committee membership;

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establishing procedures for identifying and evaluating Board of Director candidates, including nominees recommended by stockholders;

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reviewing the composition of the Board of Directors to ensure its members have the appropriate skills and expertise to oversee Moderna;

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recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board’s committees;

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reviewing and recommending to the Board of Directors the appropriate corporate governance guidelines;

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overseeing the evaluation of our Board of Directors; and

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reviewing ESG matters pertaining to the Company, including ESG policies and initiatives, including climate-related risks and opportunities.

Members: • Dr. Afeyan (Chair) • Dr. Langer • Dr. Nabel • Mr. Sagan
Meetings in 2021: 4

Representative, recent discussion topics

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Reevaluation of ideal attributes and skill sets desired of new Board members for future recruitment, including maintaining a focus on increasing diversity

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Expansion and evolution of ESG efforts, including approach to reporting and governance practices

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Establishment of the Moderna Charitable Foundation, including scoping its initial endowment and evaluating best practices for grant-making

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Focus on communities where we operate, as well as meeting our obligations as a global citizen

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Promotion of shareholder engagement and ensuring thorough consideration of shareholder input and proposals

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Product Development Committee

The Product Development Committee’s responsibilities include:

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assessing our product development strategy;

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reviewing product development plans for our pipeline;

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evaluating management recommendations related to the further preclinical and clinical development of our programs, including the conduct of pivotal trials;

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reviewing R&D- and pipeline-related goals in performance-based compensation plans;

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providing guidance and assisting in assessments of scientific talent; and

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advising the Board on scientific and R&D aspects of licensing, strategic partnerships and acquisition or divestiture transactions.

Members: • Dr. Horning (Chair) • Dr. Afeyan • Dr. Nabel • Dr. Nader
Meetings in 2021: 4

Representative, recent discussion topics:

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Clinical developments related to our COVID-19 vaccine, including ongoing developments related to boosters and variant-specific vaccine candidates (including against Omicron)

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Review of approach to pivotal trials for CMV and RSV, and development of seasonal flu candidates

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Clinical trial plans for the Company’s pipeline products

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R&D- and pipeline-related goals included in 2022 performance-based compensation plans

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Review and adoption of the new charter for the Committee

Board and Committee Meetings

Each director is expected to make reasonable efforts to attend all Board and applicable committee meetings. Attendance is taken into account by the Nominating and Corporate Governance Committee and the Board when they assess directors for re-nomination to the Board. Each director is also expected to attend our annual stockholder meetings, and all of our directors attended the 2021 Annual Meeting of Stockholders.

The full Board of Directors met eight times in formal meetings during 2021, in addition to holding frequent calls and informal sessions. Each director attended (virtually or in person) at least 92% of the aggregate meetings of the Board (held while such person was a director) and meetings held by all committees of the Board on which such person served.

The non-management directors meet at regularly scheduled executive sessions without management participation, and executive sessions with only independent directors are held regularly. The Chair of the Board is an independent director and presides at all meetings. If the Chair of the Board is not independent, then the director who presides at these meetings will be chosen by the non-management directors.

Board Self-Evaluation

Pursuant to our Corporate Governance Guidelines, our Board has committed to conduct a self-evaluation at least annually to assess whether the Board and its committees are functioning effectively. Our Board committees conduct self-evaluations periodically to assess whether they are functioning effectively. Any such evaluation will consider the performance of the Board or the committee, as the case may be, as a unit (rather than the performance of any individual director). The Nominating and Corporate Governance Committee oversees our annual self-evaluation process. As part of a review of its governance practices, the Board determined that it would do an in-depth review of the Board in the coming year with an independent outside party.

In the past, these self-evaluations have informed decisions regarding Board operations and Board composition, which have been acted upon by the Nominating and Corporate Governance Committee.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation and Talent Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

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Director Onboarding and Continuing Education

Moderna conducts an orientation program for each new director to familiarize that individual with our business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes, and Code of Business Conduct and Ethics.

How to Contact the Board

Any person who wishes to contact the Board can do so:

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By e-mail to ir@modernatx.com; or

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In writing, by mail to Moderna, Inc., Attention: Corporate Secretary, 200 Technology Square, Cambridge, Massachusetts 02139.

Any person who has a concern about Moderna’s conduct, including with respect to accounting, internal controls, or auditing matters, may, in a confidential or anonymous manner, communicate that concern to our Compliance Officer:

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By e-mail to ComplianceOfficer@modernatx.com (anonymity cannot be maintained);

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In writing (which may be done anonymously), by mail to Moderna, Inc., Attention: Compliance Officer, 200 Technology Square, Cambridge, Massachusetts 02139;

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Online at
https://moderna.whispli.com/compliancehotline (which may be done anonymously); or

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By calling the Compliance Hotline at 844-971-2551.

Any person who wishes to communicate directly with the Audit Committee may do so through the channels mentioned above, directing their communication to the attention of the Chair of the Audit Committee.

Stockholder Recommendations for Director Nominations

The Nominating and Corporate Governance Committee welcomes recommendations from stockholders for director nominees. These nominees will be evaluated in the same manner as nominees that come to the committee’s attention from other sources.

To recommend a director nominee, a stockholder should send the following information to 200 Technology Square, Cambridge, Massachusetts 02139, (617) 714-6500, Attention: Corporate Secretary:

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such stockholder’s name and address of record;

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a representation that such stockholder is a record holder of the Company’s securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended (the Exchange Act);

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the nominee’s name, age, business and residence address;

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the educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full ears of the nominee;

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a description of the qualifications and background of the nominee which address the minimum qualifications and other criteria for Board membership approved by the Board;

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a description of all arrangements or understandings between the stockholder and the nominee; and

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all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

The Nominating and Corporate Governance Committee may seek further information from or about the stockholder making the recommendation and the director nominee, including information about all business and other relationships between the director candidate and the stockholder. Any stockholder recommendation for a director nominee must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.

To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies for the Company’s 2023 annual meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 27, 2023.

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Director Compensation

Annual Cash Retainers

Our non-employee directors are eligible to receive the following cash retainers, which are pro-rated for partial years of service:

Annual Retainer for service on the Board of Directors	$60,000
Additional Annual Retainer for service as:
Non-Executive Chairman of the Board of Directors	$65,000
Chair of the Audit Committee	$25,000
Member of the Audit Committee (other than Chair)	$12,000
Chair of the Compensation & Talent Committee	$20,000
Member of the Compensation & Talent Committee (other than Chair)	$10,000
Chair of the Nominating and Corporate Governance Committee	$15,000
Member of the Nominating and Corporate Governance Committee (other than Chair)	$7,500
Chair of the Product Development Committee	$15,000
Member of the Product Development Committee (other than Chair)	$10,000

Equity Grants

Upon initial election to our Board of Directors, each non-employee director is granted an equity award with an aggregate targeted grant date fair value of $400,000 (the Initial Grant). Beginning in April 2021, 75% of the value of each Initial Grant is delivered in the form of an option award, and the remaining 25% of the Initial Grant is delivered in the form of a restricted stock unit (RSU) award. The option and RSU portions of the Initial Grant vest in full on the one-year anniversary of the grant date, if the recipient has continuously served as our director for that year.

On the date of each annual meeting of stockholders, each continuing non-employee director is granted an equity award with an aggregate targeted grant date fair value of $425,000 (the Annual Grant). Beginning in April 2021, 75% of the value of each Annual Grant is delivered in the form of an option award, and the remaining 25% of the Annual Grant is delivered in the form of an RSU award. The option and RSU portions of the Annual Grant vest in full on the earlier of the one-year anniversary of the grant date and the next annual meeting of stockholders, if the recipient has continuously served as a director through the applicable vesting date.

The option portions of the Initial Grant and the Annual Grants have exercise prices per share equal to the closing price of a share of Moderna’s common stock on the date of grant, and terms of ten years. The number of RSUs granted for any Initial Grant or Annual Grant is determined by dividing the value attributable to the RSU award by the average closing stock price over the preceding 20-trading days up to and including the last trading day immediately preceding the grant date. If a new non-employee director joins our Board of Directors between annual meetings of stockholders, then such non-employee director will be granted a pro-rata portion of the Annual Grant based on the time between such director’s appointment and our next annual meeting of stockholders. The Initial Grants and Annual Grants are subject to full accelerated vesting upon a “sale event,” as defined in the Company’s 2018 Stock Option and Incentive Plan (the 2018 Stock Plan).

Other Compensation Details

The aggregate amount of cash and equity compensation paid to any non-employee director in a calendar year may not exceed $1,500,000 for the first year of service and $1,000,000 for each year of service thereafter (or such other limits as may be set forth in the 2018 Stock Plan or any similar provision of a successor plan).

Employee directors receive no additional compensation for their service as a director.

We will reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board of Directors or any committee thereof.

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Non-Employee Director Stock Ownership Policy

Our Stock Ownership Policy provides that on or before December 31, 2024, or the fifth anniversary of an individual director’s appointment to the Board (whichever is later) each non-employee director must own shares of Moderna’s common stock equal to at least six times the amount of the annual cash retainer paid for regular service on the Board, exclusive of committee fees (i.e., $360,000 of Moderna stock). For more information, see “—Non-Employee Director and Executive Officer Stock Ownership Policy,” below.

Non-Employee Director Compensation Table

The following table provides information regarding the total compensation that was earned by or paid to each of our non-employee directors during the year ended December 31, 2021. Mr. Bancel, our Chief Executive Officer, did not receive any additional compensation for his service as a director. Mr. Bancel’s compensation is discussed in the Compensation Discussion and Analysis, which begins on page 32. The amounts below for Option Awards and Stock Awards reflect the grant date fair value of these awards, which, together, are higher than the target value due to the fact that the number of RSUs granted was calculated based upon the 20-trading day average closing price prior to grant, as described under “—Equity Grants,” above.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Noubar Afeyan, Ph.D.(2)	$139,375	$376,817	$125,612	$985,202	(3)	$1,627,006
Stephen Berenson(4)	89,000	376,817	125,612	—		591,429
Sandra Horning, M.D.(5)	72,500	376,817	125,612	—		574,929
Robert Langer, Sc.D.(6)	64,375	376,817	125,612	20,000	(7)	586,804
Elizabeth Nabel, M.D.(8)	73,750	434,029	125,612	—		633,391
François Nader, M.D.(9)	78,125	376,817	125,612	—		580,554
Paul Sagan(10)	85,875	376,817	125,612	—		588,304
Elizabeth Tallett(11)	92,500	376,817	125,612	—		594,929
(1)

The amounts reported represent the aggregate grant date fair value of the stock options and RSUs, respectively, awarded to the non-employee directors in the year ended December 31, 2021, calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the equity awards reported in these columns are set forth in Note 14 to our Consolidated Financial Statements for the year ended December 31, 2021 included in our Annual Report. The amounts reported in these columns reflect the grant date fair value for each award, and, together, differ from the targeted amounts for the Annual Grant of $425,000, due to the fact that a 20-day averaging convention is used for calculating the number of RSUs and stock options granted. The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the non-employee directors upon the exercise of the stock options or any sale of the underlying shares of common stock. As of December 31, 2021, each non-employee director held 703 unvested RSUs.

(2)

As of December 31, 2021, Dr. Afeyan held outstanding options to purchase a total of 159,519 shares of our common stock, 155,538 of which were vested. Dr. Afeyan is affiliated with Flagship Pioneering, Inc. and prior to 2018, Flagship Pioneering, Inc. was granted equity for Dr. Afeyan’s service on our Board of Directors. As of December 31, 2021, Flagship Pioneering, Inc. held options to purchase a total of 33,116 shares of our common stock that were issued for such service. See “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding Flagship Pioneering’s and its affiliated entities’ beneficial ownership of our common stock.

(3)

The amount reported represents incremental costs borne by the Company for the provision of security services to Dr. Afeyan in response to the heightened threat environment faced by individuals associated with our Company as we have developed our COVID-19 vaccine.

(4)

As of December 31, 2021, Mr. Berenson held options to purchase a total of 159,519 shares of our common stock, 155,438 of which were vested.

(5)

As of December 31, 2021, Dr. Horning held options to purchase 39,547 shares of our common stock, 35,466 of which were vested.

(6)

As of December 31, 2021, Dr. Langer held options to purchase a total of 288,087 shares of our common stock, 284,006 of which were vested.

(7)

The amount reported represents $20,000 in consulting fees for Dr. Langer’s service as a member of our Scientific Advisory Board (the SAB) pursuant to a Scientific Advisory Board Member Agreement between the Company and Dr. Langer, dated as of September 19, 2014. Under such agreement, Dr. Langer was provided with a quarterly consulting fee of $5,000 in exchange for his attendance at SAB meetings and guidance in the field of research, development and commercialization of products. This arrangement was discontinued in December 2021 upon the dissolution of the SAB.

(8)

Dr. Nabel served on the Board from 2015 to July 2020, before being reappointed in March 2021. Dr. Nabel was not awarded an Initial Grant with a target value of $400,000 typically given to new directors upon rejoining the Board in March 2021. However, she was granted an equity award with a grant date fair value of $57,212, which reflected a pro-rated Annual Grant for the period between rejoining the Board in March 2021 and the 2021 Annual Meeting. As of December 31, 2021, Dr. Nabel held options to purchase a total of 5,220 shares of our common stock, 1,139 of which were vested.

(9)

As of December 31, 2021, Dr. Nader held options to purchase a total of 79,960 shares of our common stock, 75,879 of which were vested.

(10)

As of December 31, 2021, Mr. Sagan held options to purchase a total of 113,770 shares of our common stock, 109,689 of which were vested.

(11)

As of December 31, 2021, Ms. Tallett held options to purchase 27,900 shares of our common stock, 23,819 of which were vested.

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Certain Relationships and Related Party Transactions

Other than the ordinary course compensation agreements described under the sections entitled “Director Compensation” and “Compensation Discussion & Analysis” and the transactions described below, for the year ended December 31, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of Moderna’s capital stock, or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Agreements With Our Stockholders

Investor Rights Agreement

Prior to our IPO, we entered into a second amended and restated Investor Rights Agreement with certain of our stockholders. The Investor Rights Agreement provides the holders of approximately 52.5 million shares of our common stock rights with respect to the registration of those shares under the Securities Act of 1933, as amended (the Securities Act), including demand registration rights, short-form registration rights, and piggyback registration rights.

Demand registration rights

Certain holders of our common stock are entitled to demand registration rights. We will be required, upon the written request of a majority of holders of these shares of our common stock to file a registration statement and to use commercially reasonable efforts to effect the registration of all or a portion of these shares for public resale. We are required to effect only two registrations upon the request of a majority of holders.

Short-form registration rights

Certain holders of our common stock are entitled to short-form registration rights. If we are eligible to file a registration statement on Form S-3, then upon the written request of 20% in interest of these holders to sell registrable securities at an aggregate price of at least $2.5 million, we will be required to use commercially reasonable efforts to effect a registration of such shares. We are required to effect only two registrations in any twelve-month period.

Piggyback registration rights

If we register any of our securities, either for our own account or for the account of other security holders, the holders of these shares are entitled to include their shares in the registration. Subject to certain exceptions, Moderna and the underwriters may limit the number of shares included in the underwritten offering to the number of shares that we and the underwriters determine in our sole discretion will not jeopardize the success of the offering.

Expiration of registration rights

The demand registration rights and short-form registration rights granted under the Investor Rights Agreement will terminate on the earlier to occur of December 11, 2023, or, as to each holder, at such earlier time that such holder (i) can sell all shares held by it in compliance with SEC Rule 144(b)(1)(i) or (ii) holds 1% or less of our common stock, and all registrable securities held by such holder can be sold in any three-month period without registration in compliance with Rule 144 under the Securities Act.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals, to the maximum extent allowed under Delaware law, for certain expenses (including attorneys’ fees), judgments, fines, and settlement amounts they reasonably incur in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of Moderna or that person’s status as a member of our Board of Directors.

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Policies for Approval of Related Party Transactions

We have adopted a written policy providing that our Audit Committee is responsible for reviewing and overseeing related party transactions. For purposes of this policy, a related person is defined as (i) any Moderna director or executive officer, (ii) any director nominee, (iii) security holders known to us to beneficially own more than five percent of any class of Moderna’s voting securities, or (iv) the immediate family members of any of such persons. In reviewing any related party transaction, the Audit Committee will take into account, among other factors that it deems appropriate, whether the transaction is on terms no less favorable to Moderna than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

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ESG Topics

At Moderna, our commitment to corporate citizenship is built on a foundation of integrity, quality and respect. These values provide solid footing for the creation and support of long-term programs that focus on patients, employees, the environment, our local communities and ethics. Our Nominating and Corporate Governance Committee oversees ESG matters and practices, as set forth in its charter. The committee reports to the full Board on ESG matters and our progress on sustainability initiatives. Included below is a description of a few topics that we view as key to promoting our long-term sustainability.

Medicines for Patients

Our priority as a company that has recently launched its first commercial product is to continue to accelerate the development of safe and effective mRNA medicines for patients. To do so, we undertake sustained, long-term investment in technology creation. We expect our ongoing investment in preclinical and clinical research and development to help us continue to advance potentially life-changing therapeutics and vaccines where there are few or, in many cases, no treatment options for patients. These areas include infectious disease vaccines, public health vaccines, and rare disease indications.

We partner with foundations, government organizations and universities to develop mRNA solutions to critical global public health challenges. This includes our partnership with the International AIDS Vaccine Initiative (IAVI) and the Bill & Melinda Gates Foundation to accelerate human validation of novel HIV vaccination strategies, as well as a second mRNA-based approach to HIV vaccination in collaboration with the National Institutes of Health. In January 2022, we and IAVI announced that the first doses were administered in a Phase 1 clinical trial testing HIV immunogens developed by scientific teams at IAVI and Scripps Research and delivered via our mRNA technology.

We also have programs to develop a Zika vaccine and a vaccine against the Nipah virus, a zoonotic virus transmitted to humans from animals that is on the World Health Organization’s Blueprint list of epidemic threats needing urgent R&D action. Further, in March 2022, we announced an expansion of our global health portfolio through two new initiatives aimed at advancing mRNA vaccines for the prevention of infectious diseases. First, we announced a commitment to advance a portfolio of 15 vaccine programs by 2025 targeting emerging or neglected infectious diseases that threaten global health and are of significant impact to low- and middle-income countries, as well as prototype pathogens to improve pandemic preparedness against “Disease X.” Named by the World Health Organization, “Disease X” represents the knowledge that a serious international epidemic could be caused by a pathogen currently unknown to cause human disease.

Second, to accelerate the creation of new vaccines using mRNA technology, we are launching a new program, mRNA AccessTM, that will offer researchers use of Moderna’s mRNA technology to explore new vaccines against emerging or neglected infectious disease more broadly. Through the program, researchers at partnering institutions can take advantage of the flexibility afforded by Moderna’s mRNA platform to develop novel mRNA medicines in their own labs.

Our pipeline also includes potential therapeutics to address rare diseases, such as propionic acidemia, methylmalonic acidemia, phenylketonuria, glycogen storage disease type 1a, and autoimmune diseases that have not been addressed through traditional approaches. Partnerships with Vertex Pharmaceuticals and the Chiesi Group aim to address cystic fibrosis and pulmonary arterial hypertension, respectively. Additionally, in September 2021, we entered into a collaboration agreement with the Institute for Life Changing Medicines to develop an mRNA therapeutic for Crigler-Najjar Syndrome Type 1, an ultra-rare disease.  Under our collaboration, the Institute for Life Changing Medicines will not pay us an upfront fee or any downstream payments. We will also provide the mRNA for this treatment free of charge.

Just as we worked to ensure representation of communities of color and vulnerable populations in the Phase 3 clinical trial of our COVID-19 vaccine (with 37% of participants coming from diverse communities), we have an ongoing commitment to increasing diversity in our clinical trials. For the Phase 3 clinical trial of our cytomegalovirus (CMV) vaccine candidate, we set a goal of enrolling a diverse group of participants, including approximately 42% participants in the U.S. representing Persons of Color.

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Vaccine Access

In 2021, we delivered approximately 807 million doses of our COVID-19 vaccine to more than 60 countries around the world, with more than 200 million doses—approximately 25% of the total—delivered to low- and middle-income countries. Collectively, our deliveries to low- and middle-income countries were more than Moderna delivered to any other country or multinational group last year, other than the U.S. Government. In October 2021, we announced a five-pillar approach to promoting access to our COVID-19 vaccine:

1.

Not enforcing intellectual property. In October 2020, we became the only company to commit to not enforce our COVID-19-related IP rights during the pandemic. In March 2022, we updated our patent pledge to provide that we will never enforce our patents for COVID-19 vaccines against manufacturers in 92 low- and middle- income countries in the Gavi COVAX Advance Market Commitment, provided that the manufacturers produce vaccines solely for use in those countries.

2.

Supporting COVAX. We are committed to supporting the COVAX Facility for low- and middle-income countries, as evidenced by our commitment to supply up to 650 million doses of our vaccine in 2021 and 2022, with 34 million doses delivered under our agreement beginning in the fourth quarter of 2021. Doses under our most recent contracts with COVAX are being supplied at our lowest price of $7.00 per 100 µg dose.

3.

Facilitating donations. We have actively worked with governments that have excess vaccine supply to donate their excess doses or defer future deliveries. In 2021, this allowed us to facilitate the donation of 138 million doses to low- and middle-income countries (including through COVAX) from the U.S. and the European Union. We will continue to work with governments with extra vaccine supply to facilitate similar donations or to prioritize shipments to those countries with the greatest need.

4.

Providing Africa manufacturing capabilities. In October 2021, we announced our plan to build a state-of-the-art mRNA manufacturing facility in Africa, with the goal of being able to produce up to 500 million doses of vaccine annually to help protect against future pandemics. In March 2022, we announced that, with the assistance of the U.S. Government, we have entered into a Memorandum of Understanding with the Government of the Republic of Kenya to establish Kenya as the location for this manufacturing facility.

5.

Expanding our capacity. In April 2021, we announced additional investments in manufacturing, both at Moderna and with our partners, to maximize vaccine production. The goal for this expanded manufacturing was to be able to supply an additional 1 billion doses of COVID-19 vaccine in 2022 to meet demand, particularly in low- and middle-income countries. We believe that expanding production with these partners around the globe is the most effective way to get additional doses into arms.

We are committed to helping to end the humanitarian and public health crisis posed by the COVID-19 pandemic as soon as possible.

Climate Change and the Environment

At Moderna, we are building a company that seeks to drive change through what we make and how we make it. With this in mind, we strive to mitigate human impact on the environment where possible, and pursue innovative ways to grow our business while minimizing our environmental footprint. We also aim to put Moderna at the forefront of managing the impact of waste from our business and to minimize the natural resources we use, while supporting employees’ efforts to do the same.

In November 2021, we announced our pledge to achieve net-zero carbon emissions globally by 2030, and we plan to work with each of our suppliers for them to also move to net-zero carbon and partner across industries to seek innovative solutions and achieve net-zero targets. We are making progress on key environmental initiatives, including:

•

Establishing baseline metrics including Energy, Waste and Water to inform the creation and implementation of a comprehensive ESG program;

•

Assessing the overall utilities infrastructure of the Moderna Technology Center manufacturing site to formulate a scope and timeline to reduce its carbon footprint;

•

Incorporating sustainable design and construction elements into all new projects, starting with our new manufacturing plants in Canada, Australia and in Africa, including access to renewable energy sources and LEED Certifications as part of site selection criteria; and

•

Encouraging green transportation to our employees by offering fully subsidized public transport, bike sharing and free electric vehicle charging stations across all campuses.

Our Cambridge headquarters is located in a LEED-certified building, and the Moderna Technology

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Center, located in Norwood, Massachusetts, was designed to meet LEED certification criteria when it was first opened in 2018. We also designed the facility to use 50 percent less water than comparable sites, and equipped it with electric vehicle charging stations and CO2 sensors to measure air quality.

In 2021, we committed to sourcing our facilities with renewable energy, and to the extent these facilities are powered with sources other than renewable energy, we offset our carbon emissions by purchasing 100% certified renewable energy credits for every MWh consumed.

We seek to put Moderna at the forefront of managing the impact of waste from our business and to minimize the natural resources we use, while supporting employees’ efforts to do the same. Efforts being made at our Cambridge headquarters include:

•

Single-stream recycling;

•

Water fountains to help eliminate can and bottle use;

•

Reusable mugs and cups;

•

Biodegradable, compostable and/or recyclable kitchen supply; and

•

Utilizing our digital platform to streamline our operations and move Moderna toward being a paperless environment.

Similarly, at our Norwood facilities, efforts include:

•

Rainwater management and wastewater reclamation;

•

Solvent and waste recycling; and

•

Solar and battery load leveling.

In addition, construction has begun on our new Moderna Science Center. The high-performance building is targeting LEED Platinum Core & Shell and LEED Zero Energy certifications. To further promote the sustainability of this building, it will include ultra-efficient building systems with acoustical and light pollution mitigation measures.

We will continue to explore ways to ensure that our operations promote long-term sustainability and that we minimize our footprint as we grow.

Human Capital Management

We had approximately 2,700 full-time employees as of December 31, 2021, representing a more than doubling of our workforce from 1,300 full-time employees as of the end of the prior year. We have undertaken significant hiring to facilitate manufacturing of our COVID-19 vaccine, in addition to building out our commercial and regulatory organizations, as well as other functions, to support this continued roll-out. We also increased our hiring outside the United States during 2021, and at year-end we had employees in 12 countries around the world, with a presence in North America, Europe and the Asia-Pacific region. Much of this hiring has been of talent with experience at other pharmaceutical companies as we continue to build out our commercial and regulatory capabilities, particularly as we fill roles to facilitate our operations and commercial activities in markets around the globe. We have also continued to hire talent to support our research and clinical capabilities across the rest of our pipeline, unrelated to our COVID-19 vaccine.

To support our growth, in 2021 we articulated the Moderna Mindsets: a set of leadership behaviors we use to make decisions and to lead at the company. The Moderna Mindsets will be key as we scale over the next 10 years, and we are working to integrate them into all our HR processes from “hire to retire,” including performance management. This will help ensure that we hire the right people, and once onboard, will help them understand how we operate and what it takes to thrive at Moderna.

We operate in a highly competitive environment for human capital, particularly as we seek to attract and retain talent with experience in the biotechnology and pharmaceutical sectors. Our workforce is highly educated, and as of December 31, 2021, 47% of our employees hold Ph.D., Doctorate, M.D., J.D., or Master’s degrees. Among our employees, 47% are female. Among our leadership (which we define as employees at the vice president level and above), as of December 31, 2021, approximately 39% are female, an increase from 37% in the prior year. 40% of our U.S. employees identify as racially or ethnically diverse as of December 31, 2021, an increase from 35% in the prior year. In 2021, we continued to act on our commitment to belonging, inclusion and diversity by, among other things:

•

engaging all members of our Executive Committee, vice presidents and managers in our Conscious Inclusion education series;

•

conducting diversity-related events, celebrations and learning opportunities for all employees throughout the year, including Pride Month, Hispanic Heritage Month and Asian & Pacific Islander Month;

•

hosting a company-wide event on Neurodiversity in line with the CEO Action of Diversity & Inclusion’s #DayofUnderstanding;

•

increased our monitoring and reporting program regarding company-wide gender and ethnicity data;

•

doubling the number of our Employee Resource Groups; and

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•

joining the Disability:IN Inclusion Works Program, an initiative that assists employers in all aspects of disability inclusion at work.

To help promote alignment between our employees and our shareholders, all employees participate in our equity programs through the receipt of equity grants, and the percentage of equity as a component of overall pay mix increases with seniority. We believe that in addition to incentivizing growth that leads to shareholder value, broad eligibility for our equity programs helps promote employee retention as these awards generally vest over a four-year period.

Throughout the COVID-19 pandemic, we have implemented various initiatives to promote the safety of our workforce and continuity of our operations. We created a Coronavirus Response Team that is responsible for implementing various safety measures at our global sites. Our protocols include regular COVID-19 testing and the provision personal protective equipment (PPE). Throughout the pandemic, much of our workforce has worked remotely, wherever possible and when local conditions recommend social distancing, even among the vaccinated.

We require all of our employees in the United States to be vaccinated against COVID-19, including having received a booster dose, absent an approved medical or religious accommodation.  In December 2021 and early 2022, as the Omicron variant drove a surge in COVID-19 cases globally, we made booster doses of our vaccine available to our U.S.-based employees and adult members of their households, as well as to employees based in our Basel, Switzerland office.

Moderna Gives Back

In July 2021, we announced that we are establishing the Moderna Charitable Foundation, which will focus on charitable, scientific and educational endeavors, with particular emphasis on advancing scientific education and innovation, supporting local and global communities impacted by COVID-19, promoting public health and access to healthcare, and advocating for inclusion and diversity. With an initial up-front endowment of $50 million, this is another way we are extending Moderna’s societal impact, particularly in underserved populations.

Additionally, in October 2021, we launched a global fellowship program for young researchers exploring mRNA medicines. This program presents an opportunity for us to build and scale a new generation of mRNA scientists, researchers and healthcare professionals to improve quality of care by educating and advocating for clinical best practices with mRNA vaccines and therapeutics.

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Management

Set forth below are the biographies for our current Executive Committee members. These individuals are critical to Moderna’s success and are responsible for leading our company to its next stage of development.

Age: 49 Joined Moderna and in current role since October 2011	Stéphane Bancel, Chief Executive Officer

Professional background

Before joining Moderna in October 2011, Mr. Bancel served for five years as Chief Executive Officer of the French diagnostics company bioMérieux SA. From July 2000 to March 2006, he served in various roles at Eli Lilly and Company, including as Managing Director, Belgium, and as Executive Director, Global Manufacturing Strategy and Supply Chain. Prior to Eli Lilly, Mr. Bancel served as Asia-Pacific Sales and Marketing Director for bioMérieux. He is currently a Venture Partner at Flagship Pioneering.

Education

•

École Centrale Paris, Master of Engineering

•

University of Minnesota, Master of Science in chemical engineering

•

Harvard Business School, M.B.A.

Age: 57 Joined Moderna in August 2017, and in current role since August 2018	Juan Andres, Chief Technical Operations and Quality Officer

Professional background

Novartis AG from 2005 to 2017, in various roles of increasing responsibility, including Global Head of Technical Operations (Manufacturing and Supply Chain), Global Head of Quality, and Global Head of Technical Research and Development. Eli Lilly and Company from 1987 to 2005, in various manufacturing, production, and quality roles, including Vice President, Pharmaceutical Manufacturing. Member of the Board of Directors of Evelo Biosciences, Inc. since December 2019, and of Avantor, Inc. since September 2019.

Education

•

Universidad de Alcalá in Spain, degree in pharmacy

Age: 53 Joined Moderna and in current role since July 2021	Paul Burton, Chief Medical Officer

Professional background

Johnson & Johnson from 2005 to 2021, in roles of increasing responsibility, including most recently as Chief Global Medical Affairs Officer of Janssen Pharmaceuticals, a division of Johnson & Johnson. Previously served as Janssen’s Vice President and Head, Cardiovascular and Metabolic Medical Affairs. Dr. Burton is board certified in surgery and is a Member of the Royal College of Surgeons, with specialist training in cardiothoracic surgery, and is a Fellow of the American College of Cardiology.

Education

•

University of London, M.D.

•

Imperial College of London, Ph.D.

Age: 56 Joined Moderna and in current role since July 2021	Kate Cronin, Chief Brand Officer

Professional background

Ogilvy Health from 2004 to 2021, in various roles, most recently as Global CEO. Prior to her role as CEO, Ms. Cronin held numerous roles including Global Managing Director, Managing Director of Ogilvy Public Relations’ New York office, and Co-President of Ogilvy Health in the United States. At Ogilvy, Ms. Cronin led integrated campaigns for the firm’s largest long-term health clients including BMS, Boerhringer Ingelheim, Merck and Pfizer. Prior to Ogilvy, Ms. Cronin was a partner at Porter Novelli.

Education

•

Smith College, B.A. in biology

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Age: 52 Joined Moderna in May 2015, and in current role since September 2018	Marcello Damiani, Chief Digital and Operational Excellence Officer

Professional background

bioMérieux from 2009 to 2015, in senior roles including Senior Vice President and Group Chief Information Officer. Prior to bioMérieux, Mr. Damiani was with Motorola from 1997 to 2009, where he held roles of increasing responsibility, including Senior Director for Global Networks. Mr. Damiani has been a member of the Board of Directors of Cellarity since 2019.

Education

•

University of Toulouse, France, M.S. degree in Information Systems Architecture

•

Completed an international Executive M.B.A. program through TRIUM, an alliance of the London School of Economics, the NYU Stern Business School, and the HEC Paris School of Management, France.

Age: 42 Joined Moderna and in current role since October 2019	Tracey Franklin, Chief Human Resources Officer

Professional background

Merck & Co., Inc. from 2004 to October 2019 in positions of increasing responsibility, including most recently Vice President, HR Chief Talent and Strategy Officer. Ms. Franklin’s previous leadership roles included responsibility for HR for all divisions in the European region, head of HR for the U.K. and Ireland subsidiaries of Merck, and HR Operations leader responsible for HR program implementation across Merck’s global footprint. She was based in Switzerland, the U.K. and the U.S.

Education

•

Pennsylvania State University, B.A. in communication arts and sciences

•

Fairleigh Dickinson University, Masters in industrial and organizational psychology

Age: 46 Joined Moderna in January 2013, and in current role since February 2015	Stephen Hoge, M.D., President

Professional background

McKinsey & Company from 2005 to 2012, in roles of increasing responsibility, most recently as a Partner and a leader in the firm’s healthcare practice. Dr. Hoge was a resident physician from 2004 to 2005 at New York University/Bellevue Hospital. Dr. Hoge has been a member of the Board of Directors of Axcella Health, Inc. since 2014.

Education

•

Amherst College, B.A. in neuroscience

•

University of California, San Francisco, M.D.

Age: 50 Joined Moderna and in current role since June 2021	Shannon Thyme Klinger, Chief Legal Officer and Corporate Secretary

Professional background

Novartis from 2008 to 2021, in roles of increasing responsibility, most recently as Chief Legal Officer and a member of the Novartis Executive Committee. While at Novartis, Ms. Klinger also served as the Chief Ethics, Risk and Compliance Officer and in other senior leadership roles, including as Chief Ethics and Compliance Officer and Global Head of Litigation, and Global Head of Legal at Sandoz, a Novartis division. Prior to her time at Novartis, Ms. Klinger was a partner with Alston & Bird. Ms. Klinger is a board member for the Association of Corporate Counsel, a director for Raffael Holdings, Inc. and a former director of the SIX Group.

Education

•

University of Notre Dame, B.A. in psychology

•

University of North Carolina at Chapel Hill, J.D.

Age: 64 Joined Moderna and in current role since June 2020	David Meline, Chief Financial Officer

Professional background

Amgen from 2014 to 2019 as Chief Financial Officer and Executive Vice President. Mr. Meline joined Amgen from 3M Company, where he served in a number of positions between 2008 and 2014, most recently as Chief Financial Officer and Senior Vice President. Prior to his time at 3M Company, Mr. Meline held numerous leadership positions at General Motors. Mr. Meline has been a director for ABB Group since 2016.

Education

•

University of Chicago, Master of Business Administration in finance

•

London School of Economics, Master of Science in economics

•

Iowa State University, Bachelor of Science in mechanical engineering

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Proposal No. 2 Non-binding Advisory Vote to Approve the Compensation of our Named Executive Officers

Our Board of Directors is committed to excellence in governance. Consistent with good governance practices and the requirements of the Dodd-Frank Act, stockholders have the opportunity to approve, on a non-binding, advisory basis, the compensation of Moderna’s named executive officers. This is commonly known as a “say on pay” proposal.

The say on pay proposal is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies, and practices discussed in this proxy statement. The compensation of our named executive officers is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this proxy statement. As discussed in these disclosures, we believe that our compensation policies and decisions are based on principles that reflect a “pay-for-performance” philosophy and are strongly aligned with our stockholders’ interests and consistent with current market practices. Our executive compensation program is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

We are asking our stockholders to vote for the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

Before you vote, we recommend that you read the Executive Compensation section that follows for complete information on our executive compensation programs and philosophy.

This vote is advisory, and therefore not binding on Moderna, the Board of Directors, or the Compensation Committee. However, our Board of Directors and Compensation Committee value your opinion and intend to consider the outcome of the vote when making compensation decisions in the future.

Vote Required

This proposal will be approved if it receives an affirmative vote of a majority of the votes properly cast. If you ABSTAIN from voting on Proposal No. 2, the abstention will have no effect on the results of this vote.

The Board of Directors recommends a vote “FOR” approval, on a non-binding, advisory basis, of the compensation of the Company’s Named Executive Officers.

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Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes our executive compensation program and the 2021 compensation for our named executive officers (our NEOs). This Compensation Discussion and Analysis should be read with the compensation tables and related disclosures for our NEOs.

Table of Contents

Executive Summary	32
Updates to Our Executive Compensation Programs in 2021	33
Overview of Executive Compensation Program	37
Governance of Executive Compensation Program	38
Primary Elements of Executive Compensation Program	40
Updates to Our Executive Compensation Programs for 2022	46
Other Employee Benefits & Perquisites	46
Employment Arrangements with our NEOs	46
Equity-Related Policies and Practices	49

Executive Summary

Moderna is pioneering messenger RNA (mRNA) therapeutics and vaccines to create a new generation of transformative medicines to improve the lives of patients. mRNA medicines are designed to direct the body’s cells to produce intracellular, membrane or secreted proteins that have a therapeutic or preventive benefit with the potential to address a broad spectrum of diseases. Our platform builds on continuous advances in basic and applied mRNA science, delivery technology and manufacturing, providing the Company the capability to pursue in parallel a robust pipeline of new development candidates. We are developing therapeutics and vaccines for infectious diseases, immuno-oncology, rare diseases, autoimmune and cardiovascular diseases, independently and with strategic collaborators.

At the end of 2020, we commercialized our first product, the Moderna COVID-19 Vaccine, and during 2021 we significantly ramped up production and manufacturing of the vaccine, shipping more than 807 million doses globally during the year. Approximately 25% of these doses were delivered to low- and middle-income countries, either through direct sales or donations of doses from the U.S. government or European Union Member States that were facilitated by Moderna. The Moderna COVID-19 vaccine continues to be an important tool in combatting the COVID-19 pandemic. Product sales for our COVID-19 vaccine totaled $17.7 billion during 2021.

We currently have 44 mRNA development programs in our portfolio across seven separate modalities, with 25 programs currently in the clinic.

During 2021, we performed strongly on our corporate objectives, positioning the Company well to continue executing on our strategic plan and to deliver for patients. These corporate objectives for 2021 included:

1.

Maximizing the impact of Moderna COVID-19 Vaccine access and the value creation of this product during 2021.

2.

Accelerating vaccine development to advance our pipeline and bring new vaccines to market.

3.

Generating human proof-of-concept data in autoimmune diseases, cardiovascular diseases, oncology and rare diseases.

4.

Continuing to expand the use of mRNA technology to maximize the potential impact we can have on patients.

In designing our annual corporate objectives, we focus on those shorter-term milestones that we believe will help us move closer to bringing new mRNA medicines to patients. But we also want our team to focus on the long-term output from these efforts, which is why in addition to our traditional equity programs, which were primarily weighted toward stock options, with a portion granted to executives other than the CEO in RSUs, we introduced performance-based restricted stock units (PSUs) as part of our compensation program for our Executive Committee in 2021. These PSUs have a three-year performance period and focus on pipeline development goals that support our long-term strategy. Stock options help reinforce the long-term orientation of our executives as they have a four-year vesting period and ten-year exercise period, and only convey value if our stock price appreciates. We believe this general design, which focuses on long-term objectives, coupled with an ability to pivot quickly to adapt our compensation plans, has enabled us to deliver for patients and our stockholders.

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Corporate Performance Highlights

Our executive compensation program seeks to incentivize and reward strong corporate performance. Highlights of our 2021 corporate performance are set forth below.

COVID-19 Vaccine

•

Manufactured and delivered 807 million doses of our COVID-19 vaccine during 2021—our first commercial product—recognizing revenue from sales of $17.7 billion, operating income of $13.3 billion and net income of $12.2 billion.

•

Delivered more than 25% of doses produced during 2021 to low- and middle-income countries, either through direct sales or by facilitating donations from the U.S. government or European Union Member States.

•

Continued to scale our internal manufacturing capacity in Norwood, Massachusetts and to partner with contract manufacturing organizations globally to meet the demand for our COVID-19 vaccine, with additional production capacity coming online in 2022.

•

Expanded our commercial organization, with commercial teams in 11 countries globally by the end of 2021, including the U.S., Canada, major European markets, Australia, Japan and South Korea, as well as an international business services center in Poland.

Advancing Our Pipeline and Science

Continued to advance our pipeline, including:

•

Advancing our infectious disease vaccine pipeline by commencing the Phase 3 trial for our CMV vaccine (mRNA-1647), the Phase 2/3 trial for our respiratory synctial virus (RSV) vaccine (mRNA-1345) in older adults, by enrolling participants in studies for our seasonal flu vaccine (mRNA-1010), enrolling our first patient in Epstein Barr virus vaccine (mRNA-1189) trials, and commencing the Phase 2 trial for our Zika vaccine (mRNA-1893).

•

Executing on our therapeutics pipeline, as demonstrated by advancing our GSD1a and IL-2 programs to the IND stage, and nominating new leads in autoimmune, localized regenerative therapeutics, rare diseases and oncology.

•

Achieving product stability at refrigerator temperatures for extended periods in a clinical program.

Corporate

•

Ended 2021 with cash, cash equivalents and investments of approximately $17.6 billion, a more than three-fold increase over $5.2 billion at the end of 2020, providing us significant resources to expand our pipeline and development programs and to pursue strategic collaborations.

•

Achieved improvements in employee engagement and belonging, based on employee surveys.

•

Recognized year-over-year stock price appreciation of 143% (from a closing price of $104.47 on December 31, 2020 to a closing price of $253.98 on December 31, 2021) and three-year total shareholder return of 1,563% (from a closing price of $15.27 on December 31, 2018 to a closing price of $253.98 on December 31, 2021), each of which is in the top quartile of our peer group and for the NASDAQ Biotechnology Index over the same period in terms of total shareholder return.

Updates to Our Executive Compensation Programs in 2021

2021 Bonus Program Objectives

For 2021, our corporate objectives were designed to focus on the strategic goals noted above. These objectives were further focused on continuing to promote innovation, organizational goals, execution on our strategy (including with respect to production and sale of our COVID-19 vaccine) and strong financial performance.

Introducing PSUs Into Our Equity Program

In 2021, we introduced PSUs as part of the equity program for our Executive Committee. These PSUs have a three-year performance period, and the performance goals are aimed at the achievement of pipeline goals for our products over that time horizon. These goals include advancing our COVID-19 vaccine and other products through development and approval to provide a foundation for future growth and revenues. Payouts for each of the performance goals underlying the PSUs can range from 50% of the targeted number of shares for threshold performance, 100% for target performance, and 200% for maximum performance.

In this first year, the PSUs represented 25% of the overall grant date fair value of the equity package awarded to each of our Executive Committee members. For our CEO, the remaining 75% of his 2021 equity award was granted in stock options, and for the rest of the Executive Committee, the annual award consisted of 50% options and 25% RSUs. These options and RSUs have a four-year vesting scheduled, with 25% vesting on the first anniversary of the grant date, and the remainder vesting ratably over the next 12 quarters. We believe that the significant weighting of the equity awards for our NEOs toward stock options aligns these individuals with our investors as the equity awards only have value if we realize stock price appreciation between the grant date and exercise.

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Overview of Compensation for Our Named Executive Officers

Below is a summary of our NEOs for 2021 and a brief overview of the executive compensation actions that were taken for each of these NEOs.

Chief Executive Officer Age: 49	Stéphane Bancel

Performance Assessment: On the basis of the Committee recommendation, our independent directors approved a bonus for Mr. Bancel at 150% of target, consistent with the overall corporate multiplier, based on his ongoing leadership of our COVID-19 vaccine program, as well as leadership of the executive team as we executed our strategy for 2021, which included:

•

Stewardship of the Company during a period of unprecedented growth and demands on the Company’s capabilities;

•

Achieving emergency use authorization from more than 70 countries and an emergency use listing from the WHO for our COVID-19 vaccine, and shipping more than 807 million doses globally during 2021;

•

Maintenance of the Company’s focus on clinical programs other than COVID-19, leading to an expansion in the number of development candidates during 2021 from 21 to 37; and

•

Delivery of record revenues, earnings and cash flow.

Salary:

$1,000,000 (5.3% increase over 2020)

Bonus:

$1,500,000, based on target of 100% of salary, with 150% payout, reflecting overall company performance

Equity Awards:

$15,000,000, delivered 75% in stock options and 25% in PSUs (based on 2020 performance)

Chief Financial Officer Age: 64	David Meline

Performance Assessment: The Committee rated Mr. Meline’s individual performance factor at 100% in determining his bonus for 2021, in recognition of the following achievements:

•

Growth of the Company’s general and administrative infrastructure to support the unprecedented demand on the Company’s financial systems;

•

Effective management of external financial communication during a period of extreme uncertainty;

•

Overseeing the creation and opening of our International Business Services Hub in Warsaw, Poland, and the expansion of our footprint across the globe, with subsidiaries in Europe, Australia, Japan, South Korea and North America; and

•

Effective management of forward financial commitments to support our manufacturing operations.

Salary:

$621,000 (3.5% increase over 2020)

Bonus:

$560,000, based on target of 60% of salary, with 150% payout, reflecting 100% individual assessment

Equity Awards:

$4,000,000, delivered 50% stock options, 25% in RSUs and 25% in PSUs (based on 2020 performance)

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President Age: 46	Stephen Hoge, M.D.

Performance Assessment: The Committee rated Dr. Hoge’s individual performance factor at 120% in determining his bonus for 2021, in recognition of the following achievements:

•

Playing a pivotal role in Moderna’s response to the COVID-19 pandemic, including through engagement with governments, regulators and other stakeholders, and overseeing our response to variants of concern;

•

Delivering positive interim Phase 1 data for our seasonal flu vaccine;

•

Advancing our respiratory syncytial virus (RSV) vaccine to a Phase 2/3 trial of 34,000 participants;

•

Reaching full enrollment in our Personalized Cancer Vaccine Phase 2 trial;

•

Overseeing the expansion of the number of development candidates during 2021 from 21 to 37; and

•

Advancing several new delivery vehicles into development candidate state, including pulmonary.

Salary:

$700,000 (12.7% increase over 2020)

Bonus:

$819,000 based on target of 65% of salary, with 150% payout, reflecting 120 % individual assessment

Equity Awards:

$6,000,000, delivered 50% in stock options, 25% in RSUs and 25% in PSUs (based on 2020 performance)

Chief Technical Operations and Quality Officer Age: 57	Juan Andres

Performance Assessment: The Committee rated Mr. Andres’ individual performance factor at 140% in determining his bonus for 2021, in recognition of the following achievements:

•

Spearheading the momentous scaling of our manufacturing operations, resulting in the shipment of 807 million doses of our COVID-19 vaccine globally by the end of 2021;

•

Overseeing the unprecedented scaling of the Company’s manufacturing operations, where the Company witnessed the most significant growth in headcount; and

•

Creation and management of the full range of the Company’s manufacturing supply arrangements and working seamlessly with our partners to ramp up our worldwide capacity.

Salary:

$600,000 (8.7% increase over 2020)

Bonus:

$756,000, based on target of 60% of salary, with 150% payout, reflecting 140% individual assessment

Equity Awards:

$5,000,000, delivered 50% in stock options, 25% in RSUs and 25% in PSUs (based on 2020 performance)

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Chief Legal Officer and Corporate Secretary since June 2021 Age: 50	Shannon Thyme Klinger

Performance Assessment: The Committee rated Ms. Klinger’s individual performance factor at 100% in determining her bonus, in recognition of the following achievements since joining Moderna in June 2021:

•

Partnering with the U.S. government to enable the delivery of millions of doses to COVAX, as well as the governments of France, Sweden and Norway, the EU and EEA countries and Gavi to facilitate the donation of millions of doses of our COVID-19 vaccine from the EU Member States to COVAX;

•

Advancing our Corporate Social Responsibility initiatives, including our pledge to achieve net-zero carbon emissions globally by 2030; and

•

Supporting the establishment of the Moderna Charitable Foundation, which will focus on charitable, scientific and educational endeavors.

Salary:

$381,096 (pro-rated $650,000 salary, from June 1, 2021)

Sign-On Bonus:

$250,000

Bonus:

$344,000 based on target of 60% of salary, with 150% payout pro-rated based on start date, reflecting 100% individual assessment

Equity Awards:

$8,000,000, new hire equity award delivered 50% in stock options and 50% in RSUs; $2,000,000, special equity award delivered in RSUs

Former Chief Commercial Officer from January to December 2021 Age: 56	Corinne Le Goff

Background: Dr. Le Goff joined Moderna as our Chief Commercial Officer in January 2021, a newly created role. She joined Moderna from Amgen, where she most recently served as Senior Vice President and President of the U.S. Business Organization, and where she had previously served as Senior Vice President, Europe Region. As we continued to assess our long-term commercial strategy during 2021, our senior leadership determined that notwithstanding Dr. Le Goff’s success in building key commercial capabilities in support of the commercialization of our COVID-19 vaccine, advancing our commercial strategy would require a leader with additional experience in consumer and population health. Dr. Le Goff departed Moderna in December, and was engaged as a consultant through February 2022 to assist in the transition.

Performance Assessment: The Compensation Committee did not make a performance assessment for Dr. Le Goff as she left the Company prior to the end of the year and was not eligible for an annual performance bonus.

Salary:

$570,205 (pro-rated salary of $625,000, paid from January 19, 2021 through December 17, 2021)

Sign-On Bonus:

$300,000

Severance:

$625,000 (equivalent to annual salary) plus $450,721 (equivalent to pro-rated bonus at target)

New Hire Equity Awards:

$8,000,000, delivered 50% in stock options and 50% in RSUs (all awards other than first annual vesting forfeited upon departure)

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Overview of Executive Compensation Program

Executive Compensation Philosophy

Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance and impact. We are focused on our mission to “Deliver on the promise of mRNA science to create a new generation of transformative medicines for patients.”

During 2021, we built on the considerable progress made during 2020 as we worked to scale the production, manufacturing and distribution of our highly-effective vaccine against COVID-19. During 2021, we delivered 807 million doses of our COVID-19 vaccine globally, and it continues to be an important tool in fighting the pandemic.

We believe that our compensation philosophy helps align our team around executing on our mission of delivering for patients, which ultimately leads to greater stockholder value. All employees at Moderna, regardless of their level, receive equity as part of their compensation, aligning them to investors and making them personally invested in our mission. As we continue delivering on the promise of mRNA science, we recognize that our executive compensation programs must also continue to attract and retain a talented team who can help us achieve this mission.

Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary goals:

•

attract, motivate and retain top-performing senior executives;

•

establish compensation opportunities that are competitive and reward performance; and

•

align the interests of our senior executives with the interests of our stockholders to drive the creation of sustainable long-term value.

In 2021, 93% of stockholders at our Annual Meeting who voted on our “say on pay” proposal supported the pay actions we took in the prior year. We believe this vote is indicative of strong support for our pay programs and their general design. Accordingly, our Compensation Committee maintained the general structure of our pay programs for 2021. In response to separate investor feedback, we introduced performance-based restricted stock units (PSUs) into our pay programs for the first time in 2021.

Executive Compensation Program Design

Our executive compensation program is designed to be reasonable and competitive, and balance our goal of attracting, motivating, rewarding and retaining top-performing senior executives with our goal of aligning their interests with those of our stockholders. Our compensation and talent committee of our Board of Directors, or Compensation Committee, annually evaluates our executive compensation program to ensure that it is consistent with our short-term and long-term goals and the dynamic nature of our business.

Our executive compensation program consists of a mix of compensation elements that balance achievement of our short-term goals with our long-term performance. We provide short-term incentive compensation opportunities in the form of annual cash bonuses, which focus on our achievement of annual corporate goals. We also provide long-term incentive compensation opportunities in the form of equity awards, which have historically consisted primarily of stock options. Due to Moderna’s pre-commercial stage of development until 2020, our equity programs were primarily focused on stock options to provide our team with a strong incentive to pursue growth that would result in stock price appreciation over the long-term.

As we have matured as a company, our equity programs have evolved. In 2020, we introduced the ability for our executive team members (other than our CEO), to receive up to 25% of their annual equity grant in the form of RSUs. This program was designed to provide employees (other than our CEO) with increased flexibility and to tailor their equity awards to their particular risk tolerance and to further promote employee engagement.

Beginning in 2021, we introduced performance-based restricted stock units (PSUs) into our equity programs for our executives. For 2021, these PSUs focus on the achievement of pipeline goals for our development programs over a three-year performance period, with “cliff” vesting at the end of the period only if the pipeline goals are achieved. The objective of this program is to promote the achievement of longer-term objectives and the development of a robust pipeline of mRNA medicines. In this first year, the PSUs represent 25% of the overall grant date fair value of the equity package awarded to each of our Executive Committee members. For our CEO, the remaining 75% of his 2021 equity award was granted in stock options, and for the rest of the Executive Committee the remainder of the annual award consisted of 50% stock options and 25% RSUs, without the ability to pick the weighting of these awards for these executives.

Stock options and RSUs granted to our executive team in 2021 have a standard vesting schedule of 25% after one year and quarterly vesting over the next three years. We believe RSUs also reward growth in the market price of our common stock because they derive additional value from stock price appreciation, they help our executives build actual stock ownership, and they are less dilutive to our stockholders because they require fewer shares than stock options to deliver the same dollar value of an award. In addition, we believe that the multi-year vesting requirements applicable to both stock options and RSUs encourage retention because our senior executives are incentivized to remain employed through the vesting period.

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Our executive compensation program is also designed to incorporate sound practices for compensation governance. Below we summarize such practices.

WHAT WE DO	WHAT WE DON’T DO
Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors.	No Special Health and Welfare Benefits. Our executive officers participate in our health and welfare benefits programs on the same basis as our other employees.

Retain an Independent Compensation Advisor. The Compensation Committee engages its own advisor to provide information and analysis related to annual executive compensation decisions and other advice on executive compensation independent of management.

No Executive Retirement Plans. We do not offer pension arrangements or retirement plans or arrangements to our executive officers that are different from or in addition to those offered to our other employees.

Annual Say-on-Pay Vote. We put our executive compensation to an advisory vote of stockholders annually.	No Post-Employment Tax Payment Reimbursement. We do not provide any tax reimbursement payments (including “gross-ups”) on any change-in-control or severance payments or benefits.

Design Compensation At-Risk. Our executive compensation program is designed so that a significant portion of our executive officers’ compensation is “at risk” based on our corporate performance, as well as equity-based, to align the interests of our executives and stockholders.

No Hedging or Pledging Our Equity Securities. We prohibit our executive officers, the members of our Board of’ Directors and certain other employees from hedging or pledging our securities.

Use a Pay-for-Performance Philosophy. The majority of our executive officers’ compensation is directly linked to corporate performance and includes a significant long-term equity component, thereby making a substantial portion of each executive officer’s total compensation dependent upon our stock price.

No Stock Option Re-Pricing under Current Stock Plan. Our 2018 Stock Plan does not permit stock options to be repriced to a lower exercise or strike price without the approval of our stockholders.
Stock Ownership Guidelines. We maintain stock ownership guidelines for our executive team and Board to promote ongoing alignment between our executive team, directors and stockholders.
10b5-1 Plans. Require our executives to plan any stock trading in advance through the use of 10b5-1 plans.

Clawback Policy. We have a clawback policy applicable to performance-based compensation for our Executive Committee, which would apply in the event of misconduct leading to a financial restatement or other improper conduct causing material financial, operational or reputational harm.

Governance of Executive Compensation Program

Role of the Compensation Committee and the Board of Directors

The Compensation Committee, which is comprised entirely of independent directors, is responsible for discharging our Board of Directors’ responsibilities relating to compensation of our directors and executives, overseeing our overall compensation structure, policies and programs, and reviewing our processes and procedures for the consideration and determination of director and executive compensation. The primary objective of the Compensation Committee is to develop and implement compensation policies and plans to attract and retain key management personnel, motivate management to achieve our corporate goals and strategies, and align the interests of management with the long-term interests of our stockholders. We have not adopted formal guidelines for allocating total compensation between long-term and short-term compensation, cash compensation and non-cash compensation, or among different forms of non-cash compensation.

Our Compensation Committee has engaged Pay Governance LLC, an independent executive compensation consultant, to provide guidance with respect to the development and implementation of our compensation programs.

Pursuant to our Equity Award Grant Policy, the Compensation Committee has delegated to our CEO and our Chief Human Resources Officer (CHRO) the authority to approve grants of equity awards, subject to certain parameters, under the 2018 Stock Plan. See

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“Other Compensation Policies and Practices—Equity Award Grant Policy.”

The Compensation Committee reviews and approves the primary elements of compensation—base salary increases, annual cash bonuses, and annual equity awards—for our NEOs (other than our CEO), as authorized by the Board of Directors pursuant to the Compensation Committee Charter. Our Board of Directors reviews and provides final approval for the primary elements of compensation awarded to our CEO after recommendation by the Compensation Committee.

Compensation-Setting Factors

When reviewing and approving, or recommending to the Board of Directors as applicable, the amount of each compensation element and the target total compensation opportunity for our executive officers, the Compensation Committee considers the following factors:

•

our performance during the year, based on business and corporate goals and priorities established by the CEO and the Board of Directors;

•

each executive officer’s skills, experience and qualifications relative to other similarly-situated executives at the companies in our compensation peer group;

•

the scope of each executive officer’s role compared to other similarly-situated executives at the companies in our compensation peer group;

•

the performance of each individual executive officer, based on an assessment of his or her contributions to our overall performance, ability to lead his or her department and work as part of a team, all of which reflect our values;

•

compensation parity among our executive officers;

•

our retention goals;

•

the compensation practices of our peer group; and

•

our CEO’s recommendations with respect to the compensation of our other executive officers.

These factors provide the framework for compensation decisions for each of our executive officers, including our NEOs. The Compensation Committee and the Board of Directors, as applicable, do not assign relative weights or rankings to these factors, and do not consider any single factor as determinative in the compensation of our executive officers. Rather, as we operate in a rapidly changing industry and most of our programs are still in clinical or preclinical stage, the Compensation Committee and the Board of Directors, as applicable, believes it is best to rely on their own knowledge of our business and industry and therefore they use judgment in assessing these factors and making compensation decisions.

Role of Management

In discharging its responsibilities, the Compensation Committee works with management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data and management’s perspective on compensation matters.

In addition, at the beginning of each year, our CEO reviews the performance of our other executive officers, including our other NEOs, based on our achievement of our corporate goals and each executive officer’s achievement of his or her departmental and individual goals established for the prior year and his or her overall performance during that year. The Compensation Committee solicits and reviews our CEO’s recommendations for base salary increases, annual cash bonuses, annual equity awards and any other compensation opportunities for our other executive officers, including our other NEOs, and considers our CEO’s recommendations in determining such compensation.

Role of Compensation Consultant

The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program. For 2021, the Compensation Committee engaged Pay Governance as its compensation consultant to advise on executive compensation matters including:

•

review and analysis of the compensation for our executive officers, including our NEOs, and our Board of Directors;

•

assistance on incentive program design and discussion on executive compensation and governance trends;

•

review and input on the Executive Compensation section of our Proxy Statement for our 2022 Annual Meeting of Stockholders;

•

research, development and review of our compensation peer group; and

•

support on other compensation matters as requested throughout the year.

Pay Governance reports directly to the Compensation Committee and to the Compensation Committee chairman. Pay Governance also coordinates with our management for data collection and job matching for our executive officers. Our Compensation Committee charter requires that our compensation consultant is independent of Company management. During 2021, Pay Governance did not provide services to us other than the services to our Compensation Committee described herein. Our Compensation Committee performs an annual assessment of its compensation consultants’ independence to determine whether the

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consultants are independent and in 2021 has determined that Pay Governance is independent pursuant to the listing standards of the relevant Nasdaq and SEC rules and has determined that no conflict of interest has arisen as a result of the work performed.

Role of Market Data

For purposes of comparing our executive compensation against the competitive market, the Compensation Committee reviews and considers the compensation levels and practices of a group of peer companies. This compensation peer group consists of public biotechnology and pharmaceutical companies against which we may compete for talent and that are similar to us across a number of factors, including market capitalization, stage of development, geographical location and number of employees. The Compensation Committee reviews our compensation peer group at least annually and makes adjustments to our peer group as necessary, taking into account changes in both our business and our peer companies’ businesses. The Compensation Committee also uses market data from our compensation peer group and from the Radford Global Life Sciences Compensation survey as one factor in evaluating whether the compensation for our executive officers is competitive in the market. The Compensation Committee and the Board of Directors, as applicable, also rely on their own knowledge and judgment in evaluating market data and making compensation decisions.

Since becoming a public company in 2018, our Compensation Committee has used our Peer Group to assist in assessing annual base salary, target bonus and equity awards for our NEOs and other senior level employees. To determine the composition of the Peer Group for 2021, the Compensation Committee considered the following criteria:

•

publicly-traded companies listed in the United States;

•

commercial companies in the biotechnology or pharmaceutical sector;

•

similar market capitalization based on our then-current market capitalization; and

•

companies with whom we compete for executive-level talent.

This analysis led to the initial selection of the following peer group which was used to make the relevant compensation assessments for 2021.

2020-2021 Compensation Peer Group
ACADIA Pharmaceuticals	BioNTech SE	Neurocrine Biosciences
Alexion Pharmaceuticals	Exelixis	Regeneron Pharmaceuticals
Alnylam Pharmaceuticals	Gilead Sciences	Sarepta Therapeutics
Biogen	Incyte Corporation	Seagen (fka Seattle Genetics)
BioMarin Pharmaceutical	Ionis Pharmaceuticals	Vertex Pharmaceuticals

Based on a review of the analysis prepared by Pay Governance, in September 2021 the Compensation Committee approved the updated compensation peer group below for the remainder of 2021 and 2022; however, this peer group was not used for setting compensation for our NEOs for 2021. In making changes to the peer group, the committee continued to assess the factors listed above against the evolution of the Company, including the Company’s status as a commercial company, the increase in the Company’s market capitalization, and the companies with whom we may compete for talent.

2021-2022 Compensation Peer Group
AbbVie +	Bristol-Myers Squibb +	Pfizer +
Amgen +	Eli Lilly +	Regeneron Pharmaceuticals
BeiGene, Ltd +	Gilead Sciences	Seagen
Biogen	Merck +	Vertex Pharmaceuticals
+ New addition to peer group for 2021-2022.

Primary Elements of Executive Compensation Program

The primary elements of our executive compensation program are:

•

base salary;

•

short-term incentive compensation in the form of annual cash bonuses; and

•

long-term incentive compensation in the form of annual equity awards.

We do not have a specific policy regarding the percentage allocation between short-term and long-term, or fixed and variable, compensation elements.

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Our executive officers, including our NEOs, are also eligible to participate in our standard employee benefit plans, such as our health and welfare benefits plans, our employee stock purchase plan and our 401(k) Plan on the same basis as our other employees. In addition, as described below, our executive officers, including our NEOs, are entitled to certain change-in-control severance payments and benefits pursuant to our Executive Severance Plan, described herein.

Base Salary

We pay base salaries to our executive officers, including our NEOs, as the fixed portion of their compensation to provide them with a reasonable degree of personal income, and to attract and retain top-performing individuals. At the time of hire, base salaries are determined for our executive officers, including our NEOs, based on the factors described in “Governance of Executive Compensation Program—Compensation-Setting Factors” above. Typically, at the beginning of each year, the Compensation Committee reviews base salaries for our executive officers, including our NEOs, based on such factors to determine if an increase is appropriate. In addition, base salaries may be adjusted in the event of a promotion or significant change in responsibilities.

Annual base salaries for our NEOs were reviewed in February 2021, along with the salaries for our other employees. The Compensation Committee considered the factors described in “Governance of Executive Compensation Program—Compensation-Setting Factors” above in determining to increase salaries for our NEOs (other than Ms. Klinger, who was not yet employed by the Company at the time, and Dr. Le Goff, who had recently joined the Company at the time) ranging from 3.5% to 12.7%, as described above for each NEO under “Executive Summary.” Salary increases for Mr. Bancel, Dr. Hoge, Mr. Meline and Mr. Andres in 2021 were in response to, and in recognition of, the significant year-on-year expansion in their responsibilities as a result of Moderna’s growth in the prior year. The salaries for Ms. Klinger and Dr. Le Goff were set based upon arms’ length negotiations and based upon market data for executives of similar caliber and experience. The actual salaries paid to our NEOs in 2021 are set forth in the “Summary Compensation Table” below.

Short-Term Incentive Compensation

Annual Cash Bonuses

We provide short-term incentive compensation opportunities to our executive officers, including our NEOs, in the form of annual cash bonuses to drive our short-term success. Our annual cash bonuses are tied to achievement of annual corporate and individual performance goals pursuant to the Company’s Senior Executive Cash Incentive Bonus Plan (the Bonus Plan). In addition, our Compensation Committee may grant cash bonuses to the CEO or the other NEOs pursuant to the Bonus Plan based on individual performance during the year.

Corporate and Individual Performance Goals

At the beginning of each year, the Compensation Committee discusses with the CEO the annual corporate performance objectives that are intended to be the most significant drivers of our short-term and long-term success.

In addition, at the beginning of each year, our CEO, in consultation with each of the other executive officers, establishes individual performance goals for each of the other executive officers, including our other NEOs. The individual performance goals are generally designed to align the goals of our executive officers, including our NEOs, and his or her department with the corporate goals. The CEO discusses with the Compensation Committee his overall goals for the year which are in line with the overall corporate objectives but also include individual goals and action plans. The CEO’s goals and performance are ultimately evaluated, and his bonus is approved, by the full Board, with input from the Compensation Committee.

At the beginning of the year after the corporate performance objectives are established, the Compensation Committee, after reviewing management’s self-assessment, evaluates specific achievements that are designed to advance the prior year’s corporate objectives, and our overall success in the prior year, and determines our total percentage achievement level. Our CEO evaluates the other executive officers’, including the other NEOs’, achievement of their prior year’s individual performance goals, and makes recommendations for total percentage achievement level. The Compensation Committee considers our CEO’s recommendations, and independently reviews and approves the total percentage achievement level for each of the other executive officers, including our other NEOs.

Target Annual Bonuses

At the time of hire, the target annual bonus is determined for each of our executive officers, including our NEOs, and at the beginning of each year, the Compensation Committee reviews and approves the target annual bonus for each such individual. The Compensation Committee considers the factors described in “Governance of Executive Compensation Program—Compensation-Setting Factors” above, with an emphasis on market data from our compensation peer group for comparable positions while also factoring internal parity. Target annual bonuses represent a specific percentage of annual base salary.

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2021 Corporate Objectives

Early in 2021, our Compensation Committee set broad based corporate objectives that established the criteria for the funding of our annual bonus plan. These corporate objectives were also designed to inform the more detailed goal setting by individual executive officers and their teams. These goals and objectives were based upon our strategic plan, and focused on the following key objectives:

(1)

Maximize the impact of COVID-19 vaccine and access and the value creation of this important product in 2021. The metrics for this objective were designed to incentivize the maximization of efforts to produce, commercialize and deliver our COVID-19 vaccine, while also operating efficiently. The weighting for these metrics reflected the importance of this launch for our first commercial product, and the role successful completion would have on funding future investments in the rest of our pipeline.

(2)

Go Big in Infectious Diseases: Accelerate vaccine development to advance our pipeline and bring new vaccines to market. The metrics for this objective were designed to incentivize advancing our infectious disease pipeline, including vaccines for CMV, RSV and seasonal flu, which we view as key focus areas for the Company beyond COVID-19 and as part of our older-adult pan respiratory vaccine strategy.

(3)

Execute on our Therapeutics Development Plan: Generate human proof of concept in autoimmune diseases, cardiovascular diseases, oncology and rare diseases. The metrics for this objective were designed to incentivize advancement of our therapeutic programs, including by demonstrating proof of concept and advancing new drug candidates in this area.

(4)

Accelerate our science agenda: Continue to expand the use of Moderna technology to maximize the potential impact we can have on patients. The metrics for this objective were designed to incentivize advancing our technology, primarily through extending the stability and shelf-life of our products and advancing new delivery vehicles, such as pulmonary administration of mRNA.

(5)

People. The metrics for this objective were designed to promote a greater sense of belonging and engagement by our Moderna employees, as measured through employee surveys. We view belonging and engagement as key components of our human capital management and ESG strategies.

For each of these corporate objectives, our Compensation Committee established criteria for assessing performance in terms of what achievements would be below expectations, meet expectations or exceed expectations, with weighting assigned to each of these objectives as described on the next page. For performance at target for each objective, 100% of the allocable portion of the bonus was payable. For performance below target, but where threshold performance was met, 50% of the allocable portion of the bonus was payable. For maximum performance, 200% of the allocable portion of the bonus was payable.

In February 2022, the Compensation Committee completed its assessment of management’s achievement of these corporate objectives for 2021, and concluded that for these core corporate objectives, the management team performed at a level that merited funding the bonus pool at 150%.

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Corporate Objective	Goal Weight	Actual Performance	Assessment	Payout
Maximize the impact of the COVID-19 vaccine
Product sales			•	59%
Operating income			•	17%
Go big in infectious diseases
Key performance indicators (KPIs): Meeting enrollment targets for clinical trials; advancing RSV trials; enrolling subjects in flu, EBV and/or HIV, Zika and Nipah trials; number of leads nominated		Above Target	•	26%
Execute on our therapeutics development plan
KPIs: Clinical signal or proof of concept across therapeutic areas; number of INDs opened; number of leads nominated		Below Target	▼	11%
Accelerate our science agenda
KPIs: Extended mRNA-LNP stability at refrigerated temperatures; advance new delivery vehicles to development candidate stage		Maximum	▲	20%
People
KPIs: Year-on-year change in employee engagement survey scores for belonging and engagement		Above Target	•	15%
Final Performance Assessment				150%(1)
• = Above Target ▲= Maximum ▼= Below Target
(1) Formulaic outcome resulted in 148% payout factor; Committee applied positive discretion to round up to 150% based on its evaluation of 2022 corporate performance.

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2021 Annual Bonus Determination

At the beginning of each year, the Compensation Committee reviews the target annual bonuses of our executive officers, including our NEOs. The Compensation Committee considered the factors described in “Governance of Executive Compensation Program—Compensation-Setting Factors” above, particularly market data from the companies in our compensation peer group. For 2021, our Board, acting on the recommendation of the Compensation Committee, set the target bonus for our CEO at 100% of salary. The Compensation Committee set the target bonus for our other NEOs at 60% to 75% of salary. These target bonuses for our NEOs were increased from 50% in the prior year, consistent with market trends for similarly situated executives and to provide an enhanced incentive to achieve the annual corporate objectives.

In February 2022, senior management and the Compensation Committee assessed the performance of individual executives for 2021. While no formal ranges for executive performance factors are established in advance, the Compensation Committee determined that in considering performance over the course of 2021, individual executive officers would receive an individual performance bonus factor of between 80% and 140% for 2021.

This assessment by the Compensation Committee for each of our executive officers, other than our CEO, was based on an evaluation conducted by our CEO of the executive officer’s performance against his or her 2021 individual performance goals. Individual performance assessments and the corresponding individual performance factor for each NEO were determined by the Compensation Committee following discussions with our CEO (other than for himself). The Compensation Committee reviewed the 2021 individual performance of our CEO. Since our CEO has ultimate operational responsibility for the overall performance of the Company, the Compensation Committee and the Board determined that his annual bonus would be based entirely on the Company’s overall performance. The performance assessment determinations were based on an overall balanced assessment of each executive officer’s performance and no single factor was determinative in setting bonus payout levels, nor was the impact of any individual factor on the bonus quantifiable. For detail on the individual performance assessment for each NEO, see “Executive Summary—Overview of Compensation for Our Named Executive Officers,” above. These individual performance factors, when multiplied by the target bonus reflecting achievement of the corporate objective discussed above, resulted in individual bonus payouts as described below. These bonus payouts are reflected under the “Non-Equity Plan Incentive Compensation” column in the 2021 Summary Compensation Table on page 51 below.

Name	2021 Target Annual Cash Bonus ($)	2021 Target Annual Cash Bonus including 150% achievement of Corporate Goals	Individual Performance Factor	2021 Actual Cash Bonus ($)
Stéphane Bancel	$1,000,000	$1,500,000	100%	$1,500,000
David Meline	373,000	560,000	100%	560,000
Stephen Hoge, M.D.	455,000	682,500	120%	819,000
Juan Andres	360,000	540,000	140%	756,000
Shannon Thyme Klinger	229,000	344,000	100%	344,000
Corinne Le Goff(1)	450,721	—	—	—
(1) Dr. Le Goff left the Company before the end of 2021 and was ineligible for an annual bonus for 2021, and the Compensation Committee did not conduct an assessment of her performance.

Long-Term Incentive Compensation

We view long-term incentive compensation in the form of equity awards as an important element of our executive compensation program. The value of equity awards is directly related to stock price appreciation over time, which incentivizes our executive officers to achieve long-term corporate goals and create long-term value for our stockholders. Equity awards also help us attract and retain top-performing executive officers in a competitive market.

At the time of hire, equity awards are granted to our executive officers, including our NEOs, based on the factors described in “Governance of Executive Compensation Program — Compensation-Setting Factors” above. Typically, at the beginning of each year, the Compensation Committee reviews the equity awards for our executive officers, including our NEOs, and determines the size of the annual equity awards it deems reasonable and appropriate based on such factors. In addition, the Compensation Committee may deem it advisable to grant subsequent equity awards to our executive officers, including our NEOs, and may adjust their equity awards in the event of a promotion or significant change in responsibilities; however, we did not do so in 2021.

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In 2021, we introduced PSUs as part of the equity program for our Executive Committee. These PSUs have a three-year performance period, and for this first year, the performance goals are aimed at the achievement of pipeline goals for our products over that time horizon. In 2021, the PSUs represent 25% of the overall grant date fair value of the equity package awarded to each of our Executive Committee members. For our CEO, the remaining 75% of his 2021 equity award was granted in stock options, and for the rest of the Executive Committee the annual award consisted of 50% stock options and 25% RSUs. These stock options and RSUs have a four-year vesting scheduled, with 25% vesting on the first anniversary of the grant date, and the remainder vesting ratably over the next 12 quarters.

2021 Equity Awards

In a series of meetings in early 2021, the Compensation Committee considered the factors described in “Governance of Executive Compensation Program— Compensation-Setting Factors” above, particularly market data from the companies in our compensation peer group as well as each individual’s performance in the prior year, and approved the 2021 annual equity awards for our NEOs below (other than Ms. Klinger and Dr. Le Goff). The Board made this determination for our CEO upon the recommendation of the Compensation Committee.

In 2021, Mr. Bancel, our CEO, received 75% of the value of his annual equity award in the form of stock options, and 25% in the form of PSUs. Our other NEOs received the value of their annual equity awards as a mix of PSUs, stock options and RSUs. Dr. Hoge, Mr. Meline and Mr. Andres each received 50% of the value of their annual equity award in the form of stock options, 25% in the form of PSUs, and 25% in the form of RSUs.

All PSUs granted to our NEOs in 2021 vest following the conclusion of the three year performance period, which ends on December 31, 2023. Within two and a half months of the end of the performance period, the Compensation Committee will determine whether the performance criteria have been satisfied and the payouts for these awards, followed by delivery of the underlying shares.

All stock option awards issued in 2021 to these NEOs vest, and become exercisable, over a four-year period, with 25% of the underlying shares vesting on the first anniversary of grant and the remaining shares vesting over the next three years on a quarterly basis (every three months) after the initial vesting date (for the annual grants, on February 9, 2022).

The RSUs granted to our NEOs in 2021 also generally vest over a four-year period, with 25% of the underlying shares vesting on the first anniversary of grant and the remaining shares vesting over the next three years on a quarterly basis (every three months) after the initial vesting date (for the annual grants, on February 9, 2022).

Value of Equity Award
Stéphane Bancel	$ 15,000,000
David Meline	$ 4,000,000
Stephen Hoge	$ 6,000,000
Juan Andres	$ 5,000,000
Shannon Klinger	$ 10,000,000
Corinne Le Goff	$ 8,000,000	(1)
(1)

75% of these equity awards were forfeited in connection with Dr. Le Goff’s departure from the Company.

For both the stock option and RSU awards, all of the underlying shares will be vested on the date four years after the grant date, so long as the NEO remains an employee or other service provider (including a consultant) of the Company on such vesting dates. We believe that the multi-year vesting requirements encourage retention because our senior executives are incentivized to remain employed through the vesting period.

The equity awards granted to our NEOs in 2021 are set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards for Fiscal Year 2021” table below.

New Hire Equity Awards

The value for the new hire equity awards for Ms. Klinger and Dr. Le Goff were set based upon market data for executives of comparable caliber and experience, while also taking into account the significant value of equity awards that each of them would forfeit by leaving their former employers and joining Moderna. These new hire equity awards were designed to provide Ms. Klinger and Dr. Le Goff with an incentive to take on the role of our Chief Legal Officer and Chief Commercial Officer, respectively.

Ms. Klinger and Dr. Le Goff each received 50% of the value of their new hire equity award in the form of stock options, and 50% in the form of RSUs. These new hire awards had a grant date fair value of $8 million. These options and RSUs vest on the same four-year cadence as the annual equity awards for our other NEOs.

Ms. Klinger received 100% of the value of her special equity award, which had a grant date fair value of $2 million, in the form of RSUs. Ms. Klinger’s special equity award is subject to “cliff” vesting on the third anniversary of the grant date.

Three-quarters of the new hire equity awards granted to Dr. Le Goff were forfeited upon her involuntary departure from the Company in December 2021, and the remainder was eligible for continued vesting based upon Dr. Le Goff’s performance under a consulting agreement through the vesting date.

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Updates to Our Executive Compensation Programs for 2022

For 2022, our bonus program objectives will similarly reflect our corporate objectives for the year, and are designed to incentivize execution on sales of our COVID-19 vaccine, meeting operating income targets, advancing our pipeline and delivering on our strategy.

The bonus program for 2022 also includes ESG objectives aimed at ensuring we meet demand for our COVID-19 vaccine from low- and middle-income countries, as well as promoting a sense of belonging among employees.

Other Employee Benefits & Perquisites

Health and Welfare Benefits

Our executive officers, including our NEOs, are eligible to participate in the same employee benefit plans that are generally available to all of our employees, subject to the satisfaction of certain eligibility requirements, such as medical, dental, and life and disability insurance plans. We pay, on behalf of our employees, a portion of the premiums for health, life and disability insurance.

2018 Employee Stock Purchase Plan

Our executive officers, including our NEOs (other than Mr. Bancel), are eligible to participate in our 2018 Employee Stock Purchase Plan (the ESPP) on the same basis as our other full-time employees. The ESPP is a broad-based stock ownership program that permits eligible employees to set aside a portion of their compensation during a six-month offering period and use such contributions to purchase shares of our common stock at a purchase price equal to 85% of the lower of the fair market value of the shares on the first business day of the offering period or the last business day of the purchase period. During 2021, Mr. Meline was the only NEO that participated in the ESPP.

401(k) Savings Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Plan participants can defer eligible compensation subject to applicable annual Internal Revenue Code of 1986, as amended (the Code) limits. We provide a matching contribution of 50% of employee contributions up to 6% of compensation, which is 100% vested when contributed. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

Limited Perquisites

We provided limited perquisites to our named executive officers in 2021, consisting primarily of security services, relocation benefits, and reimbursement of commuting expenses. We believe that providing such perquisites was appropriate to assist our NEOs in the performance of their duties, to make our NEOs more efficient and effective and for recruitment and retention purposes.

In response to the increased profile of our Company and our executives as we pursued the development of a vaccine against COVID-19, in 2021 the Company authorized the provision of personal and home security services to certain of our executives, including some of the NEOs. These services continued into 2022 in response to the heightened risk environment.

Employment Arrangements with our NEOs

Employment Offer Letters and Non-Compete, Non-Solicitation and Confidentiality Agreements

We generally enter into employment offer letters with new hires, including each of our NEOs when they joined the Company. These offer letters forth the basic terms and conditions of their employment, including initial base salary, initial equity awards, eligibility to participate in our standard employee benefits plans, the at-will employment relationship and, in certain cases, a one-time signing bonus and relocation benefits. These offer letters also require that each NEO execute our standard employee confidentiality and assignment agreement. Each of our NEOs is subject to our standard non-competition, non-solicitation, confidentiality, and assignment agreement, which provides for a perpetual post-termination confidentiality covenant as well as post-termination non-competition and non-solicitation of customers, employees, and consultants covenants for one year following termination.

Corinne Le Goff – Separation and Consulting Agreements

Dr. Le Goff joined Moderna as our Chief Commercial Officer in January 2021. As we continued to assess our long-term commercial strategy during 2021, our senior leadership determined that notwithstanding Dr. Le Goff’s success in building key commercial capabilities in support of the commercialization of our COVID-19 vaccine, advancing our commercial strategy would require a leader with additional experience in consumer and population health.

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On November 11, 2021, Dr. Le Goff and the Company entered into an Executive Separation and Transitional Services Agreement (the Le Goff Separation Agreement), setting forth the terms of Dr. Le Goff’s continued services as the Company’s Chief Commercial Officer through and involuntary separation from employment on December 17, 2021. Under the Le Goff Separation Agreement, during the period until Dr. Le Goff’s separation from employment, she continued to receive her salary and benefits and continued to vest in her outstanding Company equity. In accordance with the Company’s Amended and Restated Executive Severance Plan, the Company agreed, subject to certain conditions, to pay Dr. Le Goff a cash separation payment in an amount equal to twelve months of Dr. Le Goff’s annual base salary ($625,000), a bonus payment in an amount equal to $450,721, which was pro-rated for Dr. Le Goff’s annual target bonus, and any accrued but unused vacation to which Dr. Le Goff was entitled through her separation date. The Company agreed to pay each of the separation payment and bonus payment in biweekly payments following Dr. Le Goff’s separation from the Company. Under the Le Goff Separation Agreement, Dr. Le Goff’s options to purchase the Company’s common stock or other equity granted to Dr. Le Goff under the Company’s equity plans as of the date of the agreement continued to be governed by the terms and conditions of such plans and the applicable award agreements, and they were not otherwise accelerated.

Concurrent with execution of the Le Goff Separation Agreement, Dr. Le Goff and the Company entered into a Consulting Agreement, which became effective upon Dr. Le Goff’s separation from the Company on December 17, 2021 (the Consulting Agreement). Pursuant to the Consulting Agreement, Dr. Le Goff agreed to provide consulting services to the Company related to commercial operational and strategic matters on an as-needed basis through February 3, 2022. The Consulting Agreement became effective with no break in Dr. Le Goff’s service relationship to the Company for purposes of vesting of her outstanding unvested stock options and restricted stock units. All equity awards not vested as of the final date of the Consulting Agreement were forfeited.

Executive Severance Plan

We believe that the severance payments and benefits provided under the Executive Severance Plans are appropriate in light of the post-employment compensation protections available to similarly-situated executive officers at companies in our compensation peer group and are an important component of each executive officer’s overall compensation as they help us to attract and retain our key executives who could have other job alternatives that may appear to them to be more attractive absent these protections.

In addition, we believe it is appropriate to provide enhanced severance benefits in connection with certain employment terminations occurring in connection with a change in control in order to encourage our executive officers to remain employed with us during an important time when their prospects for continued employment following the transaction are often uncertain. The primary purpose of these arrangements is to keep our most senior executive officers focused on pursuing potential corporate transactions that are in the best interests of our stockholders regardless of whether those transactions may result in their own job loss. All of our NEOs, other than Dr. Le Goff, are eligible for the Executive Severance Plan.

Termination not in connection with a change in control

The Executive Severance Plan provides that upon a termination of employment by us other than for “cause,” death, or “disability,” or upon a resignation by an eligible participant for “good reason” (in each case, as defined in the Executive Severance Plan), in either case outside of the “change in control period” (i.e., the period beginning on the date of a “change in control” (as defined in the Executive Severance Plan) and ending on the one-year anniversary of the change in control), the participant will be entitled to receive, subject to the execution and delivery of a separation agreement and release containing, among other provisions, an effective release of claims in favor of the Company and reaffirmation of the “restrictive covenants agreement” (as defined in the Executive Severance Plan):

(i)

a severance amount equal to 12 months of the participant’s annual base salary in effect immediately prior to such termination, payable over 12 months,

(ii)

an amount equal to (A) the participant’s annual target bonus in effect immediately prior to such termination, multiplied by (B) a fraction with a numerator equal to the number of full weeks elapsed in the then-current fiscal year prior to the date of termination and with a denominator equal to 52, payable over 12 months, and

(iii)

up to 12 monthly cash payments equal to the monthly employer contribution that we would have made to provide health insurance for the applicable participant if he or she had remained employed by us, based on the premiums as of the date of termination.

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Termination in connection with a change in control

The Executive Severance Plan also provides that upon a termination of employment by us other than for cause, death, or disability or upon a resignation by an eligible participant for good reason, in either case within the change in control period, the participant will be entitled to receive, in lieu of the payments and benefits described above and subject to the execution and delivery of a separation agreement and release containing, among other provisions, an effective release of claims in favor of the Company and reaffirmation of the restrictive covenants agreement:

(i)

a lump sum cash severance amount equal to 150% of the participant’s annual base salary in effect immediately prior to such termination (or the participant’s annual base salary in effect immediately prior to the change in control, if higher),

(ii)

a lump sum amount equal to 150% of the participant’s annual target bonus in effect immediately prior to such termination (or the participant’s annual target bonus in effect immediately prior to the change in control, if higher) (the Applicable Bonus),

(iii)

a lump sum amount equal to (A) the participant’s Applicable Bonus multiplied by (B) a fraction with a numerator equal to the number of full weeks elapsed in the then-current fiscal year prior to the date of termination and with a denominator equal to 52,

(iv)

a lump sum amount equal to the monthly employer contribution that we would have made to provide health insurance for the participant if he or she had remained employed by us for 18 months following the date of termination, based on the premiums as of the date of termination, and

(v)

for all outstanding and unvested equity awards of the Company that are subject to time-based vesting held by the named executive officer, full accelerated vesting of such awards.

The payments and benefits provided under the Executive Severance Plan in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also subject an eligible participant, including the named executive officers, to an excise tax under Section 4999 of the Code. If the payments or benefits payable to an eligible participant in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a greater net after-tax benefit to the applicable participant.

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Equity-Related Policies and Practices

Equity Award Grant Policy

We have adopted an Equity Award Grant Policy that sets forth the process and timing for us to follow when we grant equity awards for shares of our common stock to our employees, including our executive officers, or advisors or consultants pursuant to any of our equity compensation plans. Pursuant to the policy, all grants of equity awards must be approved in advance by our Board of Directors, the Compensation Committee or, subject to the delegation requirements in the policy, our CEO or CHRO. The equity award granting authority delegated to our CEO and CHRO applies to employees at the senior vice president level and below and to equity awards within the specific ranges set forth in the policy. All equity awards for our Executive Committee members must be approved by the Compensation Committee or the full Board.

Generally, equity awards are granted on the following regularly scheduled basis as set forth in the policy:

•

Equity awards granted in connection with the hiring of a new employee are generally awarded on the 5th day of the month immediately following the month during which each new employee is hired. Until July 2021, our convention was to grant new hire equity awards on the first trading day Monday of each month.

•

Equity awards granted by our Board or the Compensation Committee in connection with the promotion of an existing employee or the engagement of a new consultant are effective on the date of approval by our Board or the Compensation Committee, as applicable, or such later date as specified in such approval. Our Board and the Compensation Committee retain the discretion to grant equity awards at other times to the extent appropriate in light of the circumstances of such awards.

•

Equity awards granted to existing employees (other than in connection with a promotion) will generally be granted, if at all, on an annual basis, including an annual award to all employees and a late year grant to certain employees.

In addition, the Equity Award Grant Policy sets forth the way our equity awards will be priced. If the grant of RSUs is denominated in dollars, the number of shares subject to each RSU award will be determined by dividing the value of such award by the average closing market price on the Nasdaq Global Select Market of a share of our common stock over the preceding 20 trading days, up to and including the last trading day immediately preceding the effective date of grant (the 20-day trailing average price), and if the grant of an option is denominated in dollars, the number of shares subject to such option will be determined by dividing the value of such award by the product of (i) the 20-day trailing average price and (ii) the Black-Scholes ratio, which is calculated using the Black-Scholes value of an option on the grant date divided by the closing market price on the Nasdaq Global Select Market of a share of our common stock on the effective date of grant. The per share exercise price of all stock options will be at least equal to the closing market price on the Nasdaq Global Select Market of a share of our common stock on the effective date of grant.

Non-Employee Director and Executive Officer Stock Ownership Policy

In 2019 the Compensation Committee adopted a Stock Ownership Policy, which was subsequently amended in February 2021. As amended, the Stock Ownership Policy requires that by the fifth anniversary of the original effectiveness date of the policy (i.e., December 31, 2024), or the fifth anniversary of an individual becoming subject to the policy (whichever is later), that individual is required to hold a number of shares of Moderna stock equivalent in value to a multiple of the individual’s salary or, in the case of directors, their annual cash retainer, as follows:

•

CEO: 7 times annual salary

•

President: 6 times annual salary

•

Other Executive Committee members: 3 times annual salary

•

Directors: 6 times annual cash retainer

In February 2021, the Stock Ownership Policy was revised by the Compensation Committee to provide that only owned shares would count toward satisfaction of the ownership requirement, eliminating credit previously granted for the value of vested but unexercised stock options. Until the requirements are met, covered individuals who were subject to the policy as of December 31, 2020 are required to hold 100% of any stock underlying vested RSU awards until the requirements are met, and individuals who are first subject to the policy on or after January 1, 2021 are required to hold 50% of any stock underlying vested RSU awards until the requirements are met.

As of December 31, 2021, each of Mr. Bancel and Dr. Hoge owned more than the required value of shares of Moderna common stock.

Clawback Policy

In February 2021, our Board of Directors adopted a clawback policy applicable to all performance-based compensation granted to members of our Executive Committee, beginning in 2021. The policy grants the Board or Compensation Committee discretion to recoup any performance-based compensation paid in excess of what otherwise should have been delivered due to the Executive Committee member’s misconduct that resulted in a financial restatement. In addition, the policy grants the Board or Compensation Committee discretion to recoup performance-based compensation in the event that an Executive Committee member’s detrimental conduct causes material financial, operational or reputational harm to the Company.

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Policy Prohibiting Hedging and Pledging

Our Insider Trading Policy prohibits our executive officers, the non-employee members of our Board of Directors and certain designated employees who in the course of the performance of their duties have access to material, nonpublic information regarding the Company from engaging in the following transactions:

•

selling any of our securities that they do not own at the time of the sale (a “short sale”);

•

buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities at any time;

•

using our securities as collateral in a margin account; and

•

pledging our securities as collateral for a loan
(or modifying an existing pledge).

As of the date of this Proxy Statement, none of our NEOs had previously sought or obtained approval from the Compensation Committee to engage in any hedging or pledging transaction involving our securities.

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Executive Compensation Tables

2021 Summary Compensation Table

The following table provides information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered to us for the years set forth below. Please note that in certain years these individuals were not NEOs and as such we are not including their compensation for those years.

Name and Principal Position(1)	Year	Salary	Non-Equity Plan Incentive Compensation	Bonus	Stock Awards		Option Awards	All Other Compensation	Total ($)
Stéphane Bancel Chief Executive Officer	2021	$ 990,385	$1,500,000	$ —	$3,750,000		$ 11,250,000	$665,354	$18,155,739
	2020	945,673	—	1,900,000	—		9,000,000	1,009,602	12,855,275
	2019	921,217	—	1,017,500	—		7,000,000	9,490	8,948,207
David Meline Chief Financial Officer	2021	616,962	560,000	—	2,000,000		2,000,000	59,312	5,236,274
	2020	334,616	—	339,344	—		8,600,000	—	9,273,960
Stephen Hoge, M.D. President	2021	684,808	819,000	—	3,000,000		3,000,000	299,624	7,803,432
	2020	617,366	—	621,000	1,000,000		3,000,000	24,930	5,263,296
	2019	595,724	—	396,000	—		4,000,000	9,490	5,001,214
Juan Andres Chief Technical Operations & Quality Officer	2021	590,769	756,000	—	2,500,000		2,500,000	256,713	6,603,482
	2020	548,712	—	662,400	750,000		2,250,000	36,711	4,247,823
	2019	530,615	—	322,465	—		3,000,000	9,490	3,862,570
Shannon Thyme Klinger Chief Legal Officer & Corporate Secretary	2021	381,096	344,000	250,000	6,000,000		4,000,000	514,051	11,489,147

Corinne Le Goff Former Chief Commercial Officer	2021	570,205	—	300,000	4,000,000	(2)	4,000,000(2)	1,278,243	10,148,448

(1)

Mr. Meline was hired by the Company on June 8, 2020 and was not an NEO for 2019. Ms. Klinger was hired by the Company on June 1, 2021 and was not an NEO for 2019 or 2020. Dr. Le Goff was hired by the Company on January 19, 2021 and was not an NEO for 2019 or 2020.

(2)

Dr. Le Goff left the Company on December 17, 2021 but remained a consultant through February 3, 2022. Under her Consulting Agreement, Dr. Le Goff remained eligible for the first tranche of her new hire equity awards (equivalent to 25%); all other tranches were forfeited.

Salary

Amounts represent the actual amount of base salary paid for each NEO during the applicable year. NEOs and other employees are generally assessed for potential salary increases at the beginning of each year. Percentage salary increases for each of our NEOs (other than Dr. Le Goff and Ms. Klinger, whose salaries were fixed $625,000 and $650,000, respectively, upon hiring) were approved in February 2021 as follows: Bancel (5.3%, to $1,000,000), Meline (3.5%, to $621,000), Hoge (12.7%, to $700,000), and Andres (8.7%, to $600,000). For more information, see the discussion for each NEO under “Executive Summary” above.

Non-Equity Plan Incentive Compensation

The amounts reported represent annual bonuses earned by our NEOs for services performed during 2021, based on the achievement of Company and individual performance objectives. Target bonuses for our NEOs are set as a percentage of annual salary, and for 2021 were 100% of salary for our CEO and 60-65% of salary for our other NEOs. The bonus paid to Ms. Klinger was pro-rated due to her being employed for only part of the year. For more information, see “Short-Term Incentive Compensation” above.

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Bonus

The amounts reported represent annual bonuses earned by our NEOs for services performed in 2020 and 2019, as applicable, based on the achievement of Company and individual performance objectives. For more information, see “Short-Term Incentive Compensation” above. For Ms. Klinger and Dr. Le Goff, represents amounts received as a signing bonus in connection with each executive’s hiring.

Stock Awards

The amount reported represents the aggregate grant date fair value of RSUs and PSUs awarded to the NEOs, calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the RSUs and PSUs reported in this column are set forth in Note 14 to our Consolidated Financial Statements for the year ended December 31, 2021 included in our Annual Report. The amount reported in this column reflects the accounting cost for these equity awards and does not correspond to the actual economic value that may be received by the applicable NEO upon the vesting/settlement of the RSUs and PSUs or any sale of the underlying shares of common stock. For the PSUs, the amounts reported assume probable achievement of the applicable performance metrics. The grant date fair value of the PSUs, calculated in accordance with FASB ASC Topic 718, assuming maximum achievement of the applicable performance metrics, are as follows: Mr. Bancel - $7,500,000; Mr. Meline - $2,000,000; Dr. Hoge - $3,000,000; and Mr. Andres - $2,500,000.

Option Awards

The amounts reported represent the aggregate grant date fair value of the stock options awarded to the NEOs during 2021, 2020 and 2019, as applicable, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 14 to our Consolidated Financial Statements for the year ended December 31, 2021 included in our Annual Report. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the NEOs upon the exercise of the stock options or any sale of the underlying shares of common stock. The amounts shown for Ms. Klinger and Dr. Le Goff reflect their new hire equity awards. All of the unvested equity under Dr. Goff’s new hire awards were forfeited upon her departure from the Company and the conclusion of her Consulting Agreement on February 3, 2022.

All Other Compensation

The amounts set forth below provided a detailed breakdown of the amounts reported above for All Other Compensation. These amounts consist of the following:

•

401(k) Match: Represents matching contributions to the 401(k) account for the named executive officer.

•

Relocation / Relocation Tax Expenses: Represents benefits paid on behalf of Ms. Klinger and Dr. Le Goff, respectively, in connection with each executive’s relocation to the Boston area to begin their roles with Moderna, and additional payments to offset the incremental tax burden associated with these benefits.

•

Severance: Represents amounts paid to Dr. Le Goff pursuant to the Executive Severance Plan and in connection with her involuntary departure from the Company, including accrued but unused vacation (see “Corinne Le Goff – Separation and Consulting Agreements,” above).

•

Commuting & Lodging / Commuting & Lodging Tax Expenses: Represents amounts paid for commuting and lodging expenses for Mr. Meline in connection with travel to our Cambridge office, and related tax gross-up payments for such expenses.

•

Security: Represents incremental costs borne by the Company associated with the provision of security services to the NEOs or members of their household in response to a heightened threat environment in connection with production of our COVID-19 vaccine. The Company considers the personal safety of the CEO and other NEOs to be of the utmost importance to the Company and its stockholders.

Name	401(k) Match	Relocation	Relocation Tax Expenses	Severance	Commuting & Lodging	Commuting & Lodging Tax Expenses	Security	Total
Stephane Bancel	$ 4,350	$ —	$ —	$ —	$ —	$ —	$ 661,004	$ 665,354
David Meline	8,550	—	—	—	35,831	14,931	—	59,312
Stephen Hoge	7,250	—	—	—	—	—	292,374	299,624
Juan Andres	8,550	—	—	—	—	—	248,163	256,713
Shannon Klinger	5,800	144,378	51,982	—	—	—	311,891	514,051
Corinne Le Goff	8,700	115,135	43,243	1,111,165	—	—	—	1,278,243

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Grants of Plan-Based Awards for Fiscal Year 2021

The following table – also known as the Grants of Plan-Based Awards Table – sets forth the individual award, including stock options, RSUs and PSUs, made to each of our NEOs during 2021. For a description of the types of awards indicated below, please see our “Compensation Discussion and Analysis” above.

Name	Grant Date(1)	Award Type	Estimated Future Payouts Under Performance Share Units (#)(2)			Restricted Stock Units (#)(3)	Stock Options (#)(4)	Stock Option Exercise Price(5)	Grant Date Fair Value of Awards(6)
			Threshold	Target	Maximum
Stéphane Bancel	February 9, 2021	Annual Equity					144,105	$ 179.52	$ 11,250,000
	March 5, 2021	Annual Equity	3,546	28,368	56,736				3,750,000
David Meline	February 9, 2021	Annual Equity					25,618	179.52	2,000,000
	February 9, 2021	Annual Equity				5,570			1,000,000
	March 5, 2021	Annual Equity	945	7,564	15,128				1,000,000
Stephen Hoge	February 9, 2021	Annual Equity					38,428	179.52	3,000,000
	February 9, 2021	Annual Equity				8,355			1,500,000
	March 5, 2021	Annual Equity	1,418	11,347	22,694				1,500,000
Juan Andres	February 9, 2021	Annual Equity					32,023	179.52	2,500,000
	February 9, 2021	Annual Equity				6,963			1,250,000
	March 5, 2021	Annual Equity	1,182	9,456	18,912				1,250,000
Shannon Klinger	June 7, 2021	New Hire Equity					42,169	219.57	4,000,000
	June 7, 2021	New Hire Equity				18,217			4,000,000
	June 7, 2021	Special Equity				9,108			2,000,000
Corinne Le Goff	February 1, 2021	New Hire Equity					58,563	157.48	4,000,000
	February 1, 2021	New Hire Equity				25,400			4,000,000
(1)

All annual equity grants were approved by the Compensation Committee on February 8, 2021, with a grant date of February 9, 2021, for annual stock option grants and RSUs, and a grant date of March 5, 2021 for PSUs. The new hire award for Dr. Le Goff, which was approved by the Compensation Committee on December 28, 2020, had a grant date of February 1, 2021, consistent with the Company’s grant date convention for new hires under the Company’s Equity Award Grant policy as then in effect. The new hire equity award for Ms. Klinger was approved by the Compensation Committee on February 8, 2021, with a grant date of June 7, 2021, consistent with the Company’s grant date convention for new hires under the Company’s Equity Award Grant policy.

(2)

Each PSU is subject to vesting upon a determination by the Compensation Committee that the goals thereunder have been met. This determination is expected to be made within two-and-a-half months of the conclusion of the performance period, which ends on December 31, 2023.

(3)

Each RSU is subject to time-based vesting, as described in the footnotes to the “Outstanding Equity Awards at 2021 Year-End Table” below.

(4)

Each stock option is subject to time-based vesting, as described in the footnotes to the “Outstanding Equity Awards at 2021 Year-End Table” below.

(5)

Based upon the closing sale price of our common stock as reported on the Nasdaq Global Select Market on the date of grant.

(6)

The amounts reported represent the aggregate grant date fair value of the stock options and RSUs, as applicable, awarded to the NEOs during 2021, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options, RSUs and PSUs, as applicable, reported in this column are set forth in Note 14 to our Consolidated Financial Statements for the year ended December 31, 2021 included in our Annual Report. The amounts reported in this column reflect the aggregate accounting cost for these stock options and RSUs, and do not correspond to the actual economic value that may be received by the NEOs upon the exercise of the stock options, the vesting/settlement of the RSUs or any sale of the underlying shares of common stock.

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Outstanding Equity Awards at 2021 Year-end

The table below sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2021.

Name	Grant Date(1)	Award Type	First Vesting Date	Number Exercisable/ Outstanding		Number Unexercisable/ Unvested		Option Exercise Price	Option Expiration Date	Market Value(2)
Stéphane Bancel	8/19/2013	Options	8/10/2016	4,587,155	(3)	—		$ 0.99	8/19/2023	$ 1,160,504,343
	2/23/2016	Options	2/23/2017	688,073	(3)	—		10.90	2/23/2026	167,256,785
	8/10/2016	Options	8/10/2016	558,394	(3)	—		19.15	8/10/2026	131,127,663
	8/10/2016	Options	8/10/2016	193,321	(3)	—		19.15	8/10/2026	45,397,570
	2/23/2017	Options	2/22/2018	642,201	(3)	—		12.21	2/23/2027	155,264,936
	2/28/2018	Options	2/28/2019	688,071	(5)	229,360	(5)	14.22	2/28/2028	219,963,257
	12/6/2018	Options	6/13/2020	1,433,482	(6)	3,153,673	(6)	23.00	12/6/2028	1,059,541,062
	3/8/2019	Options	3/8/2020	408,094	(4)	185,498	(4)	20.93	3/8/2029	138,336,616
	2/28/2020	Options	2/28/2021	281,960	(4)	362,520	(4)	25.93	2/28/2030	146,973,664
	2/9/2021	Options	2/9/2022	—		144,105	(4)	179.52	2/9/2031	10,730,058
	3/5/2021	PSUs				28,368	(9)			7,204,905
										3,242,300,859
David Meline	7/6/2020	Options	7/6/2021	84,781	(4)	186,522	(4)	59.15	7/6/2030	52,857,963
	2/9/2021	Options	2/9/2022			25,618	(4)	179.52	2/9/2031	1,907,516
	2/9/2021	RSUs	2/9/2022			5,570	(4)			1,414,669
	3/5/2021	PSUs				7,564	(9)			1,921,105
										58,101,253
Stephen Hoge	8/10/2016	Options	8/10/2016	197,431	(3)	—		0.99	8/19/2023	49,948,069
	8/10/2016	Options	2/23/2017	166,972	(3)	—		10.90	2/23/2026	40,587,554
	8/10/2016	Options	8/10/2016	223,357	(3)	—		19.15	8/10/2026	52,450,954
	8/10/2016	Options	8/10/2016	96,660	(3)	—		19.15	8/10/2026	22,698,668
	2/23/2017	Options	2/22/2018	458,715	(3)	—		12.21	2/23/2027	110,903,526
	10/3/2017	Options	10/3/2018	1,490,824	(7)	344,038	(7)	12.21	10/3/2027	443,614,586
	2/28/2018	Options	2/27/2019	387,003	(4)	25,811	(4)	14.22	2/28/2028	98,983,477
	3/8/2019	Options	3/8/2020	233,195	(4)	106,000	(4)	20.93	3/8/2029	79,049,395
	2/28/2020	Options	2/28/2021	93,985	(4)	120,841	(4)	25.93	2/28/2030	48,991,069
	2/28/2020	RSUs	2/28/2022	—		38,565	(8)			9,794,739
	2/9/2021	Options	2/9/2022			38,428	(4)	179.52	2/9/2031	2,861,349
	2/9/2021	RSUs	2/9/2022			8,355	(4)			2,122,003
	3/5/2021	PSUs				11,347	(9)			2,881,911
										964,887,269
Juan Andres
	2/28/2018	Options	2/28/2019	28,629	(3)	—		14.22	2/28/2028	6,864,089
	3/8/2019	Options	3/8/2020	174,897	(4)	79,499	(4)	20.93	3/8/2029	59,286,988
	2/28/2020	Options	2/28/2021	70,490	(4)	90,630	(4)	25.93	2/28/2030	36,743,416
	2/28/2020	RSUs	2/28/2022			28,924	(8)			7,346,118
	2/9/2021	Options	2/9/2022			32,023	(4)	179.52	2/9/2031	2,384,433
	2/9/2021	RSUs	2/9/2022			6,963	(4)			1,768,463
	3/5/2021	PSUs				9,456	(9)			2,401,635
										116,795,141

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Name	Grant Date(1)	Award Type	First Vesting Date	Number Exercisable/ Outstanding	Number Unexercisable/ Unvested		Option Exercise Price	Option Expiration Date	Market Value(2)
Shannon Klinger	6/7/2021	Options	6/7/2022		42,169	(4)	$ 219.57	6/7/2031	$ 1,451,035
	6/7/2021	RSUs	6/7/2022		18,217	(4)			4,626,754
	6/7/2021	RSUs	6/7/2024		9,108	(10)			2,313,250
									8,391,039
Corinne Le Goff	2/1/2021	Options	2/1/2022		14,640	(11)	157.48	5/4/2022	1,412,760
	2/1/2021	RSUs	2/1/2022		6,350	(11)			1,612,773
									3,025,533
(1)

Equity awards granted prior to December 6, 2018 are subject to the terms of our 2016 Stock Option and Grant Plan, as amended from time to time (the 2016 Stock Plan) and equity awards granted on or after December 6, 2018 are subject to the terms of our 2018 Stock Plan.

(2)

Market value reflects the value of the applicable equity award, including both vested and unvested portions, based upon the closing price for the Company’s common stock on December 31, 2021 of $253.98.

(3)

The shares subject to the option are fully vested.

(4)

25% of the shares subject to the equity award vest on the first anniversary of the grant date and the remaining 75% vest in 12 equal quarterly installments thereafter, generally subject to the NEO’s continuous service relationship with the Company through each applicable vesting date.

(5)

This option grant vests in three tranches. The first tranche, consisting of 50% of the underlying shares, vests as follows: 25% of this tranche vested on the first anniversary of the grant date, and the remainder vests in 12 equal quarterly installments thereafter. The second tranche, consisting of 25% of the underlying shares, vests as follows: 25% of this tranche vested on the second anniversary of the grant date, and the remainder vests in 12 equal quarterly installments thereafter. The third tranche, consisting of 25% of the underlying shares, vests as follows: 25% of this tranche vests on the third anniversary of the grant date, and the remainder will vest in 12 equal quarterly installments thereafter. Vesting is generally subject to Mr. Bancel’s continuous employment with the Company through the applicable vesting date.

(6)

This option grant vests in two tranches. The first tranche, consisting of 50% of the underlying shares, vests as follows: 25% of this tranche vested on June 13, 2020 (573,394 shares), and the remainder of this tranche will vest in 12 equal quarterly installments (143,348 shares each) thereafter. The second tranche, consisting of 50% of the underlying shares (2,436,933 shares), will vest on June 13, 2023. Vesting is generally subject to Mr. Bancel’s continuous employment with the Company through the applicable vesting date.

(7)

50% of the shares (917,432 shares) subject to the option vest over four years in accordance with the following schedule: 25% of such shares vest on the first anniversary of the grant date and the remaining 75% of such shares vest in 12 equal quarterly installments thereafter. 25% of the shares (458,715 shares) subject to the option vest over five years in accordance with the following schedule: 25% of such shares vest on the second anniversary of the grant date and the remaining 75% of such shares vest in 12 equal quarterly installments thereafter. 25% of the shares (458,715 shares) subject to the option vest over six years in accordance with the following schedule: 25% of such shares vest on the third anniversary of the grant date and the remaining 75% of such shares vest in 12 equal quarterly installments thereafter. Vesting is generally subject to Dr. Hoge’s continuous employment with the Company through the applicable vesting date.

(8)

50% of the shares subject to the equity award vest on the second anniversary of the grant date and the remaining 50% vest in 8 equal quarterly installments thereafter, generally subject to the NEO’s continuous service relationship with the Company through each applicable vesting date.

(9)

The shares subject to the equity award are scheduled to vest within two and a half months of the conclusion of the performance period, which ends on December 31, 2023, and following a determination by the Compensation Committee on whether the performance criteria have been satisfied; if an NEO remains employed for at least one year of the performance period, he or she will be entitled to a pro rata award based upon time employed, subject to satisfaction of the performance criteria. See page 33 for details on the performance conditions for the 2021 PSU grants.

(10)

The shares subject to the equity award vest in full on the third anniversary of the grant date, subject to the NEO’s continuous service relationship with the Company through the applicable vesting date.

(11)

Represents the portion of Dr. Le Goff’s new hire equity award that was retained following her departure from the Company on December 17, 2021 and that remained eligible for vesting on February 1, 2022 under the terms of her Consulting Agreement. Other amounts that were forfeited upon her departure are not reflected here.

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Option Exercises and Stock Vested in Fiscal Year 2021

The following table sets forth the number of shares acquired and the value realized upon exercises of stock options and vesting of RSUs during the fiscal year ended December 31, 2021 by each of our NEOs.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Stéphane Bancel	—	$—	—	$—
David Meline	—	—	—	—
Stephen Hoge, M.D.	680,000	165,865,203	—	—
Juan Andres	725,000	194,286,892	—	—
Shannon Klinger	—	—	—	—
Corinne Le Goff	—	—	—	—
(1)

The value realized upon the exercise of option awards is calculated as the difference between the market price of the underlying security at exercise and the exercise price of the options, exclusive of any payments or consideration provided on behalf of the NEO.

All stock option exercises shown in the table above were conducted pursuant to 10b5-1 plans. For as long as they are executives, our NEOs are required to conduct any trades, including stock option exercises, pursuant to 10b5-1 plans. These plans require that the executive commit to a trading plan in advance and at a time when the Company is in an open trading window under the Company’s Insider Trading Policy.

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Potential Payments on Termination or Change in Control

Our Executive Severance Plan, as described above, provides for certain payments and benefits in the event of certain qualifying terminations of employment, including qualifying terminations of employment in connection with a change in control of the Company.

The table below quantifies the potential payments and benefits that would have become due to our NEOs (other than Dr. Le Goff), assuming that a qualifying termination occurred on December 31, 2021.

Dr. Le Goff was not eligible to receive any payments or benefits in the event of a termination on December 31, 2021 as she was no longer employed by the Company as of that date. See “Corinne Le Goff – Separation and Consulting Agreements” above for details related to payments Dr. Le Goff upon departure and quantification of such payments.

In the event of termination due to death or disability, each of our named executive officers would be eligible to have any outstanding but unvested equity accelerate on the same terms as other employees, up to a cap of $500 million. For each named executive officer, the value of such equity as of December 31, 2021 would have been the same as is shown under “Accelerated Equity Vesting (Time-Based)” under “Qualifying Termination in Connection with a Change of Control” below. For Mr. Bancel, this acceleration would have been capped at $500 million.

The closing market price of a share of our common stock on December 31, 2021 was $253.98.

	Qualifying Termination Not in Connection with a Change in Control ($)(1)		Qualifying Termination in Connection with a Change in Control ($)(2)
Stéphane Bancel
Cash Severance Payment	$1,000,000	(3)	$1,500,000	(4)
Cash Incentive Bonus Payment	1,000,000	(5)	2,500,000	(6)
COBRA Premiums	24,312	(7)	36,468	(8)
Accelerated Equity Vesting (Time-Based)	—		922,461,431	(9)
David Meline
Cash Severance Payment	621,000	(3)	931,500	(4)
Cash Incentive Bonus Payment	372,600	(5)	931,500	(6)
COBRA Premiums	15,790	(7)	23,685	(8)
Accelerated Equity Vesting (Time-Based)	—		40,302,634	(9)
Stephen Hoge
Cash Severance Payment	700,000	(3)	1,050,000	(4)
Cash Incentive Bonus Payment	455,000	(5)	1,137,500	(6)
COBRA Premiums	24,312	(7)	36,468	(8)
Accelerated Equity Vesting (Time-Based)	—		157,366,330	(9)
Juan Andres
Cash Severance Payment	600,000	(3)	900,000	(4)
Cash Incentive Bonus Payment	360,000	(5)	900,000	(6)
COBRA Premiums	24,312	(7)	36,468	(8)
Accelerated Equity Vesting (Time-Based)	—		51,494,971	(9)
Shannon Klinger
Cash Severance Payment	650,000	(3)	975,000	(4)
Cash Incentive Bonus Payment	232,500	(5)	581,250	(6)
COBRA Premiums	15,790	(7)	23,685	(8)
Accelerated Equity Vesting (Time-Based)	—		8,391,038	(9)

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(1)

A “qualifying termination” means a termination other than due to cause, death or disability or a resignation for good reason and “not in connection with a change in control” means outside of the change in control period.

(2)

A “qualifying termination” means a termination other than due to cause, death or disability or a resignation for good reason and “in connection with a change in control” means within the change in control period.

(3)

Represents twelve months of the executive’s base salary.

(4)

Represents 18 months of the executive’s base salary.

(5)

Represents the NEO’s target annual bonus opportunity, pro-rated for the number of weeks employed during the year of termination.

(6)

Represents 150% of the NEO’s target annual bonus opportunity plus the NEO’s target bonus opportunity, pro-rated for the number of weeks employed during the year of termination.

(7)

Represents 12 months of our contribution towards health insurance, based on our actual costs to provide health insurance to the NEO as of the date of termination.

(8)

Represents 18 months of our contribution towards health insurance, based on our actual costs to provide health insurance to the NEO as of the date of termination.

(9)

Represents the value of acceleration of (i) vesting of 100% of the NEO’s unvested and outstanding time-based equity awards and (ii) pro-rated vesting of the NEO’s unvested and outstanding PSUs, based on the market price of a share of our common stock on December 31, 2021, which was $253.98.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Restricted Stock Units (a)		Weighted- Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders(1)	29,555,251	(2)	$ 27.08	30,492,625	(3)(4)
Equity Compensation Plans Not Approved by Stockholders	—		N/A	—
TOTAL	29,555,251		$ 27.08	30,492,625
(1)

Consists of our 2018 Stock Plan, 2016 Stock Plan, and ESPP. Following our initial public offering, we have not and will not grant any awards under our 2016 Stock Plan, but all outstanding awards under the 2016 Stock Plan will continue to be governed by their existing terms. The shares of common stock underlying any awards granted under the 2016 Stock Plan or 2018 Stock Plan that are forfeited, canceled, reacquired by us prior to vesting, satisfied without the issuance of stock, or otherwise terminated (other than by exercise) and the shares of common stock that are withheld upon exercise of a stock option or settlement of such award to cover the exercise price or tax withholding will be added to the shares of common stock available for issuance under the 2018 Stock Plan.

(2)

Does not include purchase rights accruing under the ESPP because the purchase right (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(3)

Consists of shares available for future issuance under the ESPP and the 2018 Stock Plan. As of December 31, 2021, 3,545,482 shares of common stock were available for issuance under the ESPP (which number includes shares subject to purchase during the current purchase period, which commenced on December 1, 2021, and the exact number of which will not be known until the end of the purchase period on May 30, 2022), and 26,947,143 shares of common stock were available for issuance under the 2018 Stock Plan. Subject to the number of shares remaining in the share reserve, under the ESPP, the maximum number of shares purchasable by any participant on any one purchase date for any purchase period, including the current period, may not exceed 3,000 shares.

(4)

The 2018 Stock Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2019, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our Compensation Committee. The ESPP provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2020, by the least of 3,240,000 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our compensation committee. In both December 2020 and 2021, our Compensation Committee determined that neither the 2018 Stock Plan nor the ESPP would increase the shares reserved thereunder for future issuances in 2021 or 2022, as both plans had ample shares reserved for expected future issuances as of the end of 2020 and 2021.

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CEO Pay Ratio

We present below the ratio of annual total compensation of our median compensated employee to the annualized total compensation of Mr. Bancel, calculated in accordance with Item 402(u) of Regulation S-K.

In identifying our median employee, we reviewed the compensation of our entire employee population of approximately 2,700 global employees as of December 31, 2021. In performing this analysis, we identified the median employee based on actual base pay during 2021, plus all cash bonuses and overtime pay received during the year. After identifying the median employee, we then determined the value of annual equity awards received and the cash bonus for 2021 (paid in 2022), as well as other benefits such as 401(k) matching, in the same method used to calculate and report Mr. Bancel’s compensation.

The 2021 total compensation for Mr. Bancel, as reported above in the 2021 Summary Compensation Table on page 51 was $18,155,739, which reflects all elements of his compensation as determined under Item 402 of Regulation S-K. The 2021 annual total compensation as determined under Item 402 of Regulation S-K for our median employee, who is employed as a senior research associate, was $133,074.

Our median employee pay declined from 2020 to 2021 primarily as a result of two factors: (1) we had a significant number of employees in 2021 who were only employed for part of the year, as we more than doubled our headcount during the year, and (2) we hired significantly more employees in manufacturing roles, where overall compensation tends to be lower than in other functions that made up the bulk of our employee base prior to becoming a commercial company. The ratio of Mr. Bancel’s total compensation to our median employee’s total annual compensation for fiscal year 2021 is 136 to 1.

Other Compensation Policies and Practices

Tax and Accounting Considerations

Deductibility of Executive Compensation

Generally, Section 162(m) of the Code (Section 162(m)) disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid in any fiscal year to certain specified executive officers. Subject to certain transition rules which apply to remuneration provided pursuant to written binding contracts which were in effect on November 2, 2017, and which are not subsequently modified in any material respect and certain transition relief for newly public companies, for taxable years beginning after December 31, 2017, the exemption from the deduction limit for “performance-based compensation” is no longer available. Consequently, for fiscal years beginning after December 31, 2017, all remuneration in excess of $1 million paid to a specified executive will not be deductible unless it qualifies for the transition relief described above.

In designing our executive compensation program and determining the compensation of our executive officers, including our NEOs, the Compensation Committee considers a variety of factors, including the potential impact of the Section 162(m) deduction limit. However, the Compensation Committee will not necessarily limit executive compensation to that which is or may be deductible under Section 162(m). The deductibility of some types of compensation depends upon the timing of an executive officer’s vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws, and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its compensation goals.

To maintain flexibility to compensate our executive officers in a manner designed to promote our short-term and long-term corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Compensation Committee believes that our stockholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted in order to allow such compensation to be consistent with the goals of our executive compensation program, even though some compensation awards may result in non-deductible compensation expense.

Accounting for Stock-Based Compensation

We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (FASB ASC Topic 718) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our Board of Directors, including stock options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.

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Taxation of “Parachute” Payments

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits, and that the company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. We have not agreed to provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that the executive officer might owe as a result of the application of Sections 280G or 4999 of the Code.

Section 409A of the Internal Revenue Code

Section 409A of the Code imposes additional significant taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not satisfy the requirements of Section 409A of the Code. Although we do not maintain a traditional nonqualified deferred compensation plan, Section 409A of the Code does apply to certain severance arrangements, bonus arrangements and equity awards. We structure all our severance arrangements, bonus arrangements and equity awards in a manner to either avoid the application of Section 409A or, to the extent doing so is not possible, to comply with the applicable requirements of Section 409A of the Code.

Compensation Committee Report

The information contained in this Compensation and Talent Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the Exchange Act), or subject to the liabilities of Section 18 of the Exchange Act. No portion of this Compensation and Talent Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act) or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Moderna specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The Compensation and Talent Committee has reviewed and discussed the section captioned “Compensation Discussion and Analysis” with management. Based on such review and discussions, the compensation and talent committee recommended to the Board of Directors that this “Compensation Discussion and Analysis” section be included in this proxy statement.

Respectfully submitted by the members of the Compensation and Talent Committee of the Board of Directors:

Stephen Berenson (Chairperson)

François Nader

Paul Sagan

Elizabeth Tallett

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of March 1, 2022, or as of the date otherwise set forth below, for:

•

each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our capital stock;

•

each of our named executive officers;

•

each of our directors; and

•

all of our executive officers, directors, and director nominees as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them.

The percentage of beneficial ownership in the table below is based on 403,020,216 shares of common stock outstanding as of March 1, 2022. The table shown below and the calculated percentage of beneficial ownership includes shares owned by each stockholder and all stock options held by such stockholder that are either currently vested or will be vested within 60 days of March 1, 2022. Further details are provided in the footnotes section below the table.

	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Number	Percentage
Named Executive Officers, Directors and Director Nominees:
Stéphane Bancel, Chief Executive Officer and Director(2)	31,534,632	7.8%
Noubar B. Afeyan, Ph.D., Chairman(3)	20,013,324	5.0%
Robert Langer, Sc.D., Director(4)	11,798,147	2.9%
Stephen Hoge, M.D., President(5)	5,179,735	1.3%
Paul Sagan, Director(6)	576,283	*	%
Juan Andres, Chief Technical Operations and Quality Officer(7)	309,060	*	%
Stephen Berenson, Director(8)	180,320	*	%
David Meline, Chief Financial Officer(9)	127,489	*	%
François Nader, M.D., Director(10)	80,663	*	%
Sandra Horning, M.D., Director(11)	40,250	*	%
Elizabeth Tallett, Director(12)	28,603	*	%
Corinne Le Goff, Former Chief Commercial Officer(13)	18,167	*	%
Elizabeth Nabel, M.D., Director(14)	5,923	*	%
Shannon Thyme Klinger	—	—
All executive officers, directors and director nominees as a group (15 persons)(15)	69,892,596	17.3%
Other 5% Stockholders:
Baillie Gifford and Co.(16)	45,772,079	11.4%
BlackRock, Inc.(17)	27,661,473	6.9%
The Vanguard Group(18)	27,426,570	6.8%
* Represents beneficial ownership of less than one percent

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(1)

Unless otherwise indicated, the address for each beneficial owner is c/o Moderna, Inc., 200 Technology Square, Cambridge, MA 02139.

(2)

The shares reported herein consist of (a) 5,684,535 shares held directly by Stéphane Bancel, (b) 7,004,880 shares held by OCHA LLC (OCHA), (c) 9,050,372 shares held by Boston Biotech Ventures, LLC (BBV), (d) 9,794,845 shares of common stock underlying outstanding stock options that are or will be immediately exercisable within 60 days of March 1, 2022. Mr. Bancel is the controlling unit holder and sole managing member of each of OCHA and BBV.

(3)

Consists of (a) 2,238,970 shares of common stock held by Noubar B. Afeyan, Ph.D., (b) 160,222 shares of common stock underlying stock options or unvested RSUs held by Dr. Afeyan that are or will be immediately exercisable or vest within 60 days of March 1, 2022, (c) 11,460,435 shares of common stock held by Flagship VentureLabs IV, LLC (VentureLabs IV), (d) 3,924 shares of common stock held by Flagship Pioneering, Inc. (Flagship Pioneering), (e) 3,276,339 shares of common stock held by Flagship Ventures Fund IV, L.P. (Flagship Fund IV), (f) 2,840,318 shares of common stock held by Flagship Ventures Fund IV-Rx. L.P. (Flagship Fund IV-Rx Fund, together with VentureLabs IV and Flagship Fund IV collectively the Flagship Funds) and (g) 33,116 shares of common stock underlying stock options held by Flagship Pioneering that are or will be immediately exercisable within 60 days of March 1, 2022. Flagship Fund IV is a member of VentureLabs IV and also serves as its manager. Flagship Ventures Fund IV General Partner LLC (Flagship IV GP) is the general partner of Flagship Fund IV and Flagship Fund IV-Rx. Dr. Afeyan is the sole manager of Flagship Fund IV GP and CEO and sole stockholder of Flagship Pioneering and may be deemed to have voting and investment power with respect to all shares held by the Flagship Funds and Flagship Pioneering.

(4)

Consists of (a) 11,466,961 shares held by Robert Langer, (b) 14,132 shares held by Michael D. Langer Irrevocable Trust u/d/t dated 12/14/95, (c) 14,132 shares held by Susan K. Langer Irrevocable Trust u/d/t dated 12/14/95, (d) 14,132 shares held by Samuel A. Langer Irrevocable Trust u/d/t dated 12/14/95, and (e) 288,790 shares of common stock underlying outstanding stock options or unvested RSUs that are or will be immediately exercisable or vest within 60 days of March 1, 2022.

(5)

Consists of (a) 1,610,791 shares held by Stephen Hoge, (b) 151,933 shares held by a trust for the benefit of Dr. Hoge’s spouse and children, of which his spouse is a trustee (c) 4,116 shares held by Valhalla LLC, and (c) 3,412,895 shares of common stock underlying outstanding stock options that are or will be immediately exercisable within 60 days of March 1, 2022. Dr. Hoge disclaims beneficial ownership of the shares held in the trust.

(6)

Consists of (a) 370,407 shares held by Paul Sagan Revocable Trust, (b) 76,452 shares held by The Chatham Trust, (c) 14,951 shares held by Erwin Park LLC, and (d) 114,473 shares of common stock underlying outstanding stock options or unvested RSUs that are or will be immediately exercisable or vest within 60 days of March 1, 2022.

(7)

Consists of (a) 9,069 shares held and (b) 299,991 shares of common stock underlying outstanding stock options held by Juan Andres that are or will be immediately exercisable within 60 days of March 1, 2022.

(8)

Consists of (a) 20,098 shares held by Stephen Berenson and Louise Barzilay, Joint Tenants with Right of Survivorship, and (b) 160,222 shares of common stock underlying outstanding stock options or unvested RSUs held by Mr. Berenson that are or will be immediately exercisable or vest within 60 days of March 1, 2022.

(9)

Consists of (a) 2,391 shares held and (b) 125,098 shares of common stock underlying outstanding stock options held by David Meline exercisable within 60 days of March 1, 2022.

(10)

Consists of 80,663 shares of common stock underlying outstanding stock options or unvested RSUs held by François Nader that are or will be immediately exercisable or vest within 60 days of March 1, 2022.

(11)

Consists of 40,250 shares of common stock underlying outstanding stock options or unvested RSUs held by Sandra Horning that are or will be immediately exercisable or vest within 60 days of March 1, 2022

(12)

Consists of 28,603 shares of common stock underlying outstanding stock options or unvested RSUs held by Elizabeth Tallett that are or will be immediately exercisable or vest within 60 days of March 1, 2022.

(13)

Consists of (a) 3,527 shares held and (b) 14,640 shares of common stock underlying outstanding stock options held by Corinne Le Goff that are or will be immediately exercisable within 60 days of March 1, 2022.

(14)

Consists of 5,923 shares of common stock underlying outstanding stock options or unvested RSUs held by Elizabeth Nabel that are or will be immediately exercisable or vest within 60 days of March 1, 2022.

(15)

Consists of (a) 55,332,865 shares held and (b) 14,559,731 shares of common stock underlying outstanding stock options and unvested RSUs that are or will be immediately exercisable or vest within 60 days of March 1, 2022.

(16)

Based solely on a Schedule 13G/A filed January 26, 2022. Includes shares of common stock beneficially owned by Ballie Gifford & Co, a Scottish partnership. The business address of Baillie Gifford & Co is Carlton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, UK.

(17)

Based solely on a Schedule 13G filed February 4, 2022. The business address of BlackRock, Inc. is 55 East 52nd Street, Ney York, NY 10055.

(18)

Based solely on a Schedule 13G/A filed February 10, 2022. Includes shares of common stock beneficially owned by The Vanguard Group. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

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Proposal No. 3 Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2021, Ernst & Young has served as our independent registered public accounting firm since 2014. As a matter of good corporate governance, we are asking stockholders to ratify this appointment. If this appointment is not ratified at the Annual Meeting, the Audit Committee may reevaluate the selection of our auditors, but is not required to do so. Even if stockholders ratify this appointment, the Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time if the committee believes that such a change would be in the best interests of Moderna and its stockholders.

A representative of Ernst & Young is expected to attend the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and will be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Ernst & Young for the years ended December 31, 2021 and December 31, 2020:

	2021	2020
Audit fees(1)	$2,725,000	$2,107,500
Audit-related fees(2)	—	—
Tax fees(3)	3,589,000	1,986,000
All other fees(4)	543,236	5,005
Total Fees	$6,857,236	$4,098,505
(1)

Audit fees in 2021 and 2020 include fees for our annual audit, quarterly review procedures, comfort letters and consents, assistance with and review of documents filed with the SEC, and other fees in connection with our adoption of new accounting pronouncements.

(2)

There were no audit-related fees incurred in 2021 or 2020.

(3)

Tax fees relate to tax return preparation and tax advisory services, and increased in 2021 compared to 2020 due to the Company’s continued commercialization and international expansion, and tax services provided in connection with those activities.

(4)

All other fees in 2021 and 2020 consisted of subscription fees for Ernst & Young’s online accounting research tool, and services in 2021 related to a commercial market assessment for one of our pipeline products.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

During 2021 and 2020, all audit and non-audit services by our independent registered public accounting firm were pre-approved by our Audit Committee. The Audit Committee may establish pre-approval policies and procedures, subject to SEC and Nasdaq rules and regulations, for such services. The Audit Committee may delegate authority to pre-approve non-audit services to one or more members of the committee. Any decision to pre-approve an activity must be reported to the full Audit Committee at its first meeting following such decision.

Auditor Independence

In 2021, Ernst & Young did not provide any services to Moderna that would have caused our Audit Committee to reconsider that firm’s independence.

Vote Required

The ratification of the appointment of Ernst & Young requires the affirmative vote of a majority of the votes properly cast. Abstentions will have no effect on the results of this vote.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.

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Audit Committee Report

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Moderna specifically incorporates it by reference in such filing.

The Audit Committee serves as the representative of Moderna’s Board of Directors with respect to its oversight of:

•

Moderna’s accounting and financial reporting processes and the audit of our financial statements;

•

the integrity of Moderna’s financial statements;

•

Moderna’s compliance with legal and regulatory requirements;

•

significant risks, reviewing Moderna’s policies for risk assessment and risk management, and assessing the steps management has taken to control these risks;

•

the performance and responsibilities of Moderna’s internal audit function; and

•

the appointment, qualifications, and independence of the independent registered public accounting firm.

The Audit Committee also reviews the performance of the independent registered public accounting firm in the annual audit of Moderna’s financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The Audit Committee is composed of three non-employee directors. The Board of Directors has determined that each member of the Audit Committee is independent and that Ms. Tallett, Mr. Berenson and Mr. Sagan each qualifies as an “audit committee financial expert” under SEC rules.

The Audit Committee provides the Board of Directors such information and materials as it may deem necessary to apprise the Board of Directors of financial matters requiring its attention. The Audit Committee reviews Moderna’s financial disclosures and meets privately, outside the presence of management, with the independent registered public accounting firm and Moderna’s internal auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in Moderna’s Annual Report on Form 10-K for the year ended December 31, 2021, with management, Moderna’s internal auditors and Ernst & Young, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to the Board of Directors.

The Audit Committee has discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding that firm’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young its independence from management and from Moderna, and considered the compatibility of non-audit services with Ernst & Young’s independence. In addition, the Audit Committee discussed Moderna’s internal controls over financial reporting and management’s assessment of the effectiveness of those controls with management, Moderna’s internal auditors and Ernst & Young. The Audit Committee reviewed with both Ernst & Young and Moderna’s internal auditors their audit plans, audit scope and identification of audit risks. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that Moderna’s audited consolidated financial statements be included in Moderna’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

The Audit Committee has selected Ernst & Young as Moderna’s independent registered public accounting firm for the year ending December 31, 2022. The Board of Directors recommends that stockholders ratify this selection at Annual Meeting.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Elizabeth Tallett (Chairperson)

Stephen Berenson

Paul Sagan

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Shareholder Proposal – Report on Feasibility of Transferring Intellectual Property

The following shareholder proposal has been submitted to the Company for action at the Annual Meeting by Oxfam America, Inc., 226 Causeway Street, Floor 5, Boston, MA 02114-2155, beneficial owner of 376 shares of the Company’s common stock, and a co-filer. The text of the proposal follows:

RESOLVED, that shareholders of Moderna Inc. (“Moderna”) ask the Board of Directors to commission a third-party report to shareholders, at reasonable expense and omitting confidential and proprietary information, analyzing the feasibility of promptly transferring intellectual property and technical knowledge (“know-how”) to facilitate the production of COVID-19 vaccine doses by additional qualified manufacturers located in low- and middle-income countries, as defined by the World Bank.

SUPPORTING STATEMENT

Widespread vaccination is critical to achieving herd immunity and preventing the development of more transmissible and vaccine-resistant variants. Vaccine administration has been strikingly unequal. As of October 21, 2021, high-income countries have administered 134 doses, while low-income countries have administered only four doses, per 100 residents.1 Vaccine inequity could cost the global economy over $2 trillion.2

Moderna touts its agreement to sell 500 million doses to COVAX,3 and 110 million doses to the African Union.4 This is insufficient compared to global need. High-income countries account for a larger share of doses shipped by Moderna than any other manufacturer.5

Independent estimates indicate that Moderna will miss its 2021 production target of one billion doses by 33%. To ensure equitable access, Moderna should transfer the intellectual property and know-how associated with its vaccines to allow manufacture in low- and middle-income countries. Pressure, including by the U.S. government, is intensifying on Moderna to make such transfers.6

Moderna has committed not to enforce its COVID-19 vaccine patents during the pandemic,7 but other manufacturers cannot produce Moderna’s vaccine quickly without full technology transfer, including know-how regarding the manufacturing process. An effort to replicate Moderna’s vaccine by the World Health Organization’s mRNA Vaccine Technology Transfer Hub, which was recently established to facilitate technology transfer, 8 has stalled because Moderna has not responded to requests to share know-how.9

Though CEO Stephane Bancel has said other companies would take 12 to 18 months to produce Moderna’s vaccine, 10 quicker production is possible with full. technology transfer: Lonza began producing it within six months after the transfer was announced.11 Moderna’s former director of chemistry estimates that modern factories could start manufacturing mRNA vaccines within a few months if sufficient know-how is transferred.12 The New York Times has identified ten emerging market manufacturers that can produce the vaccine.13

Moderna has not yet selected a country for its announced African mRNA vaccine plant, and Bancel has said that it would take two to four years to construct and validate. Thus, it will not ameliorate current supply challenges.

We believe backlash from Moderna not sharing information needed to manufacture its vaccine in low- and middle-income countries could tarnish its reputation, threaten its social license to operate, and undermine relations with the U.S. government. We urge Moderna to analyze the feasibility of providing know-how to qualified manufacturers that could independently increase supply and help end the pandemic.

1

https://ourworldindata.org/covid-vaccinations (last visited Oct. 22, 2021)

2

https://www.cnbc.com/2021/08/27/vaccine-inequality-could-cost-the-global-economy-trillions-report.html

3

https://investors.modernatx.com/news-releases/news-release-details/our-global-commitment- vaccine-access

4

https://www.reuters.com/world/africa/exclusive-african-union-buy-up-110-million-moderna-covid- 19-vaccines-officials-2021-10-26/

5

https://www.nytimes.com/2021/10/09/business/moderna-covid-vaccine.html

6

https://endpts.com/as-pressure-to-share-technology-mounts-biontech-selects-rwanda-for-latest-vaccine-site/;
https://www.nytimes.com/2021/09/22/us/politics/covid-vaccine-moderna-global.html

7

https://investors.modernatx.com/news-releases/news-release-details/our-global-commitment- vaccine-access

8

https://www.who.int/news-room/articles-detail/establishment-of-a-covid-19-mrna-vaccine- technology-
transfer-hub- to-scale- up-global- manufacturing

9

https://www.news24.com/news24/Africa/News/covid-19-who-backed-vaccine-hub-for-africa-to-copy-modernas-shot-20210914

10

https://www.nature.com/articles/d41586-021-02383-z

11

https://jamanetwork.com/journals/jama/fullarticle/2781756

12

https://www.project-syndicate.org/onpoint/big-pharma-blocking-wto-waiver-to-produce-more-covid-vaccines-by-joseph-e-stiglitz-and-lori-wallach-2021-05;https://www.devex.com/news/where-are-we-on-covid-19-after-a-year-of-trips-waiver-negotiations-101795

13

https://www.nytimes.com/interactive/2021/10/22/science/developing-country-covid-vaccines.html

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Your Board recommends a vote AGAINST this proposal.

Throughout the COVID-19 pandemic, Moderna’s goal has been to help protect as many people as possible around the globe, and we are committed to helping end the humanitarian and global public health crisis posed by the pandemic as soon as possible. Our approach has been focused on pursuing practical solutions that will expand the production and shipment of vaccines as quickly and safely as possible. While we share the proponents’ belief that widespread vaccination is key to bringing an end to the pandemic, we disagree with the approach advocated for in the proposal, and your Board of Directors recommends a vote AGAINST it.

The proposal asks for a report on a solution that will not address the realities of the pandemic as it exists today. Moderna has worked to prioritize the shipment of doses to low- and middle-income countries. But in certain instances where Moderna has been prepared to deliver, those doses have been declined. This was true of deliveries that Moderna was prepared to make in Africa at the end of 2021 but were prevented due to the inability to close the “last mile.” These issues include refrigeration capacity, the availability of health workers and vaccine hesitancy, which require collaborative on-the-ground solutions. In addition, in January 2022, the African Union informed Moderna that it would not exercise its option for 60 million doses made available for delivery in the second quarter of 2022, based on its expectation that the continent would have sufficient vaccines to meet vaccination targets. Moderna nonetheless remains prepared to fulfill its commitments to COVAX, the African Union and low- and middle-income countries.

In October 2021, we announced a five-pillar approach to promoting access to our COVID-19 vaccine.(1) These actions helped us deliver more than 200 million doses of our COVID-19 vaccine to low- and middle-income countries in 2021, representing more than 25% of our total deliveries.(2) Collectively, these deliveries were more than Moderna delivered last year to any country or multinational group other than the U.S. government.

Our strategy to promote access to our COVID-19 vaccine around the globe is focused on these five pillars:

1.

Not enforcing intellectual property. In October 2020, we became the only company to commit to not enforce our COVID-19-related IP rights during the pandemic.(3) In March 2022, we updated our patent pledge to provide that we will never enforce our patents for COVID-19 vaccines against manufacturers in 92 low- and middle- income countries in the Gavi COVAX Advance Market Commitment, provided that the manufacturers produce vaccines solely for use in those countries.

2.

Supporting COVAX. We are committed to supporting the COVAX Facility for low- and middle-income countries, as evidenced by our agreement to supply up to 650 million doses of our vaccine in 2021 and 2022, with 34 million doses delivered in 2021.(2) This represents the largest direct supply deal of its kind by any U.S. vaccine manufacturer. Doses under our most recent contracts with COVAX are being supplied at our lowest price of $7.00 per 100 µg dose. While we have focused our efforts to provide our vaccine to low- and middle-income countries through COVAX, we have also entered into separate supply agreements with individual nations.

3.

Facilitating donations. We have actively worked with governments that have excess vaccine supply to donate their excess doses or defer future deliveries.(4) In 2021, this allowed us to facilitate the donation of 138 million doses from the U.S. and European Union to low-and middle-income countries. We will continue to work with governments with extra vaccine supply to facilitate similar donations or to prioritize shipments to those countries with the greatest need.

4.

Providing Africa manufacturing capabilities. In October 2021, we announced our plan to build a state-of-the-art mRNA manufacturing facility in Africa, with the goal of being able to produce up to 500 million doses of vaccine annually to help protect against future pandemics.(5) In March 2022, we announced that, with the assistance of the U.S.

(1)

See “Our Global Commitment to Vaccine Access” (October 8, 2021), available at: https://investors.modernatx.com/Statements--Perspectives/
Statements--Perspectives-Details/2021/Our-Global-Commitment-to-Vaccine-Access/default.aspx.

(2)

See “Moderna Announces Advances Across Its Industry-Leading mRNA Pipeline and Provides Business Update” (January 10, 2022), available at: https://investors.modernatx.com/news/news-details/2022/Moderna-Announces-Advances-Across-Its-Industry-Leading-mRNA-Pipeline-and-Provides-Business-Update/default.aspx.

(3)

See, e.g., “Statement by Moderna on Intellectual Property Matters During the COVID-19 Pandemic” (October 8, 2020), available at: https://investors.modernatx.com/Statements--Perspectives/Statements--Perspectives-Details/2020/Statement-by-Moderna-on-Intellectual-Property-Matters-during-the-COVID-19-Pandemic/default.aspx.

(4)

See, e.g., “Moderna Announces European Union and European Economic Area Countries to Donate More Than 70 Million Doses of Moderna COVID-19 Vaccine to COVAX in 2021 to Help End COVID-19 Pandemic in Low Income Countries” (November 16, 2021), available at: https://investors.modernatx.com/news/news-details/2021/Moderna-Announces-European-Union-and-European-Economic-Area-Countries-to-Donate-More-than-70-Million-Doses-of-Moderna-COVID-19-Vaccine-to-COVAX-in-2021-to-Help-End-COVID-19-Pandemic-in-Low-Income-Countries-11-16-2021/default.aspx.

(5)

See “Moderna to Build State-of-the-Art mRNA Facility in Africa to Manufacture up to 500 Million Doses per Year” (October 7, 2021), available at: https://investors.modernatx.com/news/news-details/2021/Moderna-to-Build-State-of-the-Art-mRNA-Facility-in-Africa-to-Manufacture-up-to-500-Million-Doses-Per-Year-10-07-2021/default.aspx.

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government, we have entered into a Memorandum of Understanding with the Government of Kenya to establish Kenya as the location for this manufacturing facility.

5.

Expanding our capacity. In April 2021, we announced additional investments in manufacturing, both at Moderna and with our partners, to maximize vaccine production. The goal for this expanded manufacturing was to be able to supply an additional 1 billion doses of COVID-19 vaccine in 2022 to meet demand in low- and middle-income countries. We have contract manufacturing agreements with Lonza, Baxter, Catalent, Recipharm, ROVI, Samsung Biologics, Thermo Fisher, and others to make this production possible. We believe that expanding production with these partners around the globe is the most effective way to get additional doses into arms. However, we have limited personnel that are trained in the novel production techniques for our mRNA-based medicine, and we believe it is most effective to engage those personnel in training our existing manufacturing partners around the world. We also believe it is crucial that we maintain the ability to oversee the integrity of our manufacturing processes to ensure the safety of the individuals receiving our vaccine, and to ensure that the general public will continue to have confidence in mRNA-based medicines.

Moderna continues to take concrete, practical measures to provide its vaccine to as many people around the globe as possible. In 2022, global supply of vaccines will not be an issue as it was in 2021 when manufacturers around the world were ramping up production.  In 2021, total global manufacturing of COVID-19 vaccines reached approximately 11 billion doses,(1) and that number is expected to double in 2022.(2)

We firmly believe that the measures we are taking to build manufacturing capacity and promote global vaccine access are the best and most effective way for Moderna to play its part in ending the pandemic. The shareholder proposal puts forward an unproven solution, lacking in appropriate oversight of our manufacturing processes, which could have negative consequences in terms of safety, quality, efficiency and long-term confidence in mRNA technology.

The Board of Directors recommends a vote “AGAINST” this shareholder proposal, for the reasons outlined above.

(1)

See, International Federation of Pharmaceutical Manufacturers & Associations, “11 Billion COVID-19 Vaccines Produced in 2021 Has Resulted in the Biggest Immunization Campaign in Human History and 2022 Will Require More and Better Vaccine Redistribution and Innovation” (December 16, 2021), available at: https://www.ifpma.org/resource-centre/11-billion-covid-19-vaccines-produced-in-2021-has-resulted-in-the-biggest-
immunization-campaign-in-human-history-and-2022-will-require-more-and-better-vaccine-redistribution-and-innovation/.

(2)

See, e.g., International Federation of Pharmaceutical Manufacturers & Associations, “As COVID-19 vaccine output estimated to reach over 12 billion by year end and 24 billion by mid-2022, innovative vaccine manufacturers renew commitment to support G20 efforts to address remaining barriers to equitable access,” (October 19, 2021), available at: https://www.ifpma.org/resource-centre/as-covid-19-vaccine-output-estimated-
to-reach-over-12-billion-by-year-end-and-24-billion-by-mid-2022-innovative-vaccine-manufacturers-renew-commitment-to-support-g20-efforts-to-
address-remaining-barr/.

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Information about the 2022 Annual Meeting of Stockholders

To be held at 8:00 a.m. Eastern Time on April 28, 2022.

Why am I receiving these materials?

Our Board of Directors is providing these proxy materials to you in connection with a solicitation of proxies for use at the Annual Meeting. You are invited to attend the Annual Meeting and we are asking you to vote on the proposals described in this proxy statement. All stockholders as of the close of business on March 1, 2022, will receive the proxy materials and have the ability to access them online at www.proxyvote.com.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on March 1, 2022, the record date for the Annual Meeting (the Record Date), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date for each matter addressed at the meeting. As of the Record Date, there were 403,020,216 shares of common stock outstanding and entitled to vote. You are entitled to vote shares that are held of record directly in your name and shares held for you as the beneficial owner through a stockbroker, bank, or other nominee. For more information, see “What is the difference between holding shares as a stockholder of record and as a beneficial owner?”

What business will be conducted at the Annual Meeting?

The following table shows the proposals to be presented for a vote, the applicable voting requirements, and the Board’s recommendations.

Proposal	Vote required to pass	Voting options	Board’s recommendation	Effect of abstentions and broker non-votes*
Elect three Class I directors to hold office until the 2025 annual meeting of stockholders	A plurality of the votes properly cast, which means the three nominees who receive the most FOR votes will be elected	FOR all nominees WITHHOLD as to all nominees FOR all nominees except for those specified, from whom you WITHHOLD your vote	FOR each nominee	No effect
Approve, on a non-binding, advisory basis, the compensation of our named executive officers	A majority of the votes properly cast	FOR, AGAINST or ABSTAIN	FOR	No effect
Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022	A majority of the votes properly cast	FOR, AGAINST or ABSTAIN	FOR	No effect
Shareholder Proposal - Report on the Feasibility of Transferring Intellectual Property	A majority of the votes properly cast	FOR, AGAINST or ABSTAIN	AGAINST	No effect
* See “What if I do not specify how my shares are to be voted?” for an explanation of broker non-votes.

The Board of Directors knows of no other business to be brought before the Annual Meeting. Should any other matters be presented, the individuals named in the proxy will have the authority to take action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank, or other nominee, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of record

If your shares are registered directly in your name with Computershare Trust Company, N.A., our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote online during the Annual Meeting.

Beneficial owner

If your shares were held in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares by following the voting instructions you receive. Your broker, bank, or other nominee has only limited authority to vote your shares without your instructions. For more information, see “What if I do not specify how my shares are to be voted?”

How can I attend the Annual Meeting?

Admission to the Annual Meeting

We will host the Annual Meeting via the Internet. You will not be able to attend the meeting in person. Participation in the Annual Meeting as a stockholder, with the right to vote and submit questions, is limited to stockholders as of the close of business on the Record Date. The meeting can be accessed at: www.virtualshareholdermeeting.com/MRNA2022.

Other stockholders and members of the public can also access the Annual Meeting at the URL above without a control number, but without the right to vote or submit a question.

The webcast of the Annual Meeting will begin at 8:00 a.m., Eastern Time, on April 28, 2022. Online access will begin at 7:45 a.m., Eastern Time, and we encourage you to log into the Annual Meeting 5-15 minutes prior to the start time.

If you encounter difficulties accessing the Annual Meeting, please call the technical support number that will be posted on the registration page for the meeting website.

Stockholder of record

If you were a stockholder of record at the close of business on the Record Date, you will need the 16-digit control number found on your Notice of Internet Availability, your proxy card or the instructions that accompany your proxy materials. You do not need to do anything in advance to access the Annual Meeting.

Beneficial owner

If you were a beneficial owner at the close of business on the Record Date, you may attend the Annual Meeting. You will need the 16-digit control number found on your Notice of Internet Availability, your proxy card or the instructions that accompany your proxy materials if you wish to attend the Annual Meeting with the right to vote and submit a question. Even if you do not have your control number or were not a stockholder as of the close of business on the Record Date, you can still access the meeting, but will not be able to vote at the meeting or submit a question.

How do I vote?

Stockholder of record

If you are a stockholder of record, you can vote in one of the following ways:

Internet. Go to www.proxyvote.com to complete an electronic proxy card. You will need the control number from the proxy card you receive. You will be responsible for any Internet access charges you incur. If you vote online, you do not need to return a proxy card by mail. Votes by internet must be submitted by 11:59 p.m. on Wednesday, April 27, 2022, Eastern time, to be counted.

By telephone. Dial toll-free 1-800-690-6903 and follow the recorded instructions. You will need the control number from your proxy card. You will be responsible for any telephone charges you incur. If you vote by telephone, you do not need to return a proxy card by mail. Votes by telephone must be submitted by 11:59 p.m. on Wednesday, April 27, 2022, Eastern time, to be counted.

By mail. Complete, date, and sign your proxy card and return it promptly by mail in the envelope provided. The people named in the proxy card will vote your shares in accordance with the instructions you provide. If you return the proxy card, but do not give voting instructions on a particular matter, the people named in the proxy card will vote your shares in accordance with the recommendations of our Board of Directors. Votes by mail must be received by the close of business on Wednesday, April 27, 2022, Eastern time, to be counted.

During the meeting. If you plan to attend the virtual Annual Meeting, you may vote by following the instructions provided online during the meeting. However, even if you plan to attend the virtual Annual Meeting, we encourage you to submit your vote ahead of time by one of the methods listed above.

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Beneficial owner

If your shares are held in street name, follow the voting instructions you receive from your broker, bank, or other nominee.

Can I submit a question for the meeting?

Stockholders as of the Record Date can submit questions in writing in advance of the meeting through www.proxyvote.com. Stockholders who attend the Annual Meeting and log in as a stockholder using their control number (as described above) will also have an opportunity to submit questions in writing during the meeting. We will try to answer as many submitted questions as time permits (whether submitted prior to or during the portion of the meeting when questions may be submitted). If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Can I change my vote or revoke my proxy?

Stockholder of record

If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•

entering a new vote by Internet or telephone;

•

signing and returning a new proxy card with a later date;

•

delivering a written revocation to our Corporate Secretary; or

•

accessing the Annual Meeting and voting in person.

Beneficial owner

If you are a beneficial owner, you must contact the broker, bank, or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What if I do not specify how my shares are to be voted?

Stockholder of record

If you submit a proxy but do not provide voting instructions, your shares will be voted:

•

FOR the election of each of the nominees as Class I directors to serve for a three-year term (Proposal No. 1);

•

FOR approval, on a non-binding, advisory basis, of the compensation of Moderna’s named executive officers (Proposal No. 2);

•

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal No. 3);

•

AGAINST the shareholder proposal (Proposal No. 4); and

•

In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial owner

If you do not provide voting instructions, then your broker, bank, or other nominee will only have authority to vote your shares with respect to Proposal No. 3 (ratification of the appointment of the independent registered public accounting firm). Your shares will not be voted with respect to Proposals No. 1, 2 and 4. This is known as a “broker non-vote.”

What is the quorum requirement for the Annual Meeting?

A majority of the shares of common stock outstanding and entitled to vote, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As of the Record Date, there were a total of 403,020,216 shares of common stock outstanding, which means that 201,510,109 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date. Abstentions and broker non-votes will be counted for purposes of determining whether we have a quorum.

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Who is soliciting my proxy?

Proxies are solicited by and on behalf of our Board of Directors. The individuals named in the proxy have been designated as proxy holders by our Board of Directors. When you return a proxy that is properly dated and executed, your shares represented by the proxy will be voted at the Annual Meeting in accordance with your instructions. If you do not give specific instructions on your proxy card, your shares will be voted in accordance with the recommendations of our Board of Directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

How are proxies solicited and who is paying for the solicitation?

Moderna will bear the entire cost of this proxy solicitation, including the distribution of the proxy materials. Copies of solicitation materials will also be made available to brokers, banks, and other nominees to forward to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees, or agents. Morrow Sodali, LLC has been retained to assist in soliciting proxies for a fee of $10,000 plus distribution costs and other expenses.

Why did I receive more than one Notice of the Annual Meeting?

If you receive more than one proxy card or voting instruction form for the Annual Meeting, your shares may be registered in more than one name or in more than one account. Please follow the voting instructions on each notice you received to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

Stockholders of Moderna common stock who share a single address may receive only one copy of this proxy statement and Annual Report, unless we have received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs and the environmental impact of the Annual Meeting. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. If your household received only a single set of our proxy materials and you would like a separate copy, or if your household received multiple copies of our proxy materials and you want only a single copy next year, please notify our Corporate Secretary at the address provided below. Stockholders who hold shares in street name may contact their brokerage firm, bank, or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after we know the final results, file an amendment to the Form 8-K to publish those results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Proposal to include in our proxy statement

Stockholders may present proper proposals to be included in our proxy statement and considered at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2023 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than November 10, 2022, unless the date of our 2023 annual meeting of stockholders is held more than 30 days before or after April 28, 2023, in which case the proposal must be received a reasonable time before we begin to print and send proxy materials for the 2023 Annual Meeting. In addition, stockholder proposals must comply with the applicable requirements of Rule 14a-8 under the Exchange Act.

Proposal that will not be included in our proxy statement

Our bylaws contain an advance notice procedure for stockholders who wish to present a proposal before an

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annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. These matters may only be brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice, containing the information specified in our bylaws, to our Corporate Secretary. To be timely for our 2023 Annual Meeting, our Corporate Secretary generally must receive the written notice at our principal executive offices between December 29, 2022, and January 28, 2023. However, if we hold our 2023 Annual Meeting more than 30 days before or more than 60 days after April 28, 2023, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no later than the close of business on the later of (a) the 90th day before our 2023 Annual Meeting and (b) the 10th day following the day on which public announcement of the date of our 2023 Annual Meeting is first made.

Director nominations

You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. For more information, see “Governance—Composition of Our Board of Directors—Stockholder Recommendations for Director Nominations.”

To directly nominate a director for election at an annual meeting of stockholders, you must provide the information required by our bylaws. In addition, you must give notice to our Corporate Secretary in the time frame described above under “--Proposal that will not be included in our proxy statement.”

How can I get a copy of Moderna’s Bylaws?

Our bylaws are part of our public filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive office for a copy of particular bylaw provisions.

How can I contact the Corporate Secretary?

You can reach our Corporate Secretary at the following address and phone number: Moderna, Inc., Attention: Corporate Secretary, 200 Technology Square, Cambridge, Massachusetts 02139, (617) 714-6500.

Where can I find more information about Moderna?

We file reports, proxy statements, and other information with the SEC, which is all publicly available on the SEC’s website, http://www.sec.gov. You may also find any document we file with the SEC (and more) on our website at http://www.modernatx.com under the “Investors” heading. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. Moderna has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated March 9, 2022. You should not assume that the information contained in this document is accurate as of any later date, and the mailing of this document to stockholders at any time after that date does not suggest otherwise. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations.

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moderna

Corporate headquarters

200 Technology Square, Cambridge, MA 02139
phone 617 714 6500 | fax 617 583 1998

modernatx.com

Transfer Agent:

Computershare Trust Company, N.A.

Audit Firm:

Ernst & Young, LLP

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moderna

MODERNA, INC.
200 TECHNOLOGY SQUARE
CAMBRIDGE, MA 02139

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 27, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MRNA2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 27, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D68377-P65036

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MODERNA, INC.

The Board of Directors recommends a vote **FOR** the nominees listed in Proposal 1, **FOR** Proposals 2 and 3, and **AGAINST** Proposal 4.

	For All	Withhold All	For All Except
1. To elect three Class I director nominees set forth in the proxy statement, each to serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his respective successor is duly elected and qualified or such director's earlier death, resignation or removal.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Noubar Afeyan, Ph.D.
02) Stéphane Bancel
03) François Nader, M.D.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

↓ Please separate carefully at the perforation and return just this portion in the envelope provided. ↓

D68378-P65036

moderna

Proxy for Annual Meeting of Stockholders to be held
on Thursday, April 28, 2022 at 8:00 a.m., Eastern Time
This Proxy is being solicited on behalf of the Board of Directors

Please vote, date and sign this Proxy on the other side and return it in the enclosed envelope.

The Stockholder(s) signing on the reverse side (the "undersigned"), having received the Annual Report and Proxy Statement, hereby appoint(s) Stéphane Bancel, David Meline and Shannon Klinger, and each of them, Proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of Moderna, Inc. (the "Company") to be held on Thursday, April 28, 2022 at 8:00 a.m., Eastern Time, and all adjournments and postponements thereof (the "Meeting"), and to represent and vote all shares of Common Stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters that may properly come before the Meeting.

The undersigned hereby confer(s) upon the Proxies, and each of them, discretionary authority to consider and act upon such business, matters or proposals as may properly come before the Meeting. **The Proxy, when properly executed, will be voted in the manner specified herein. If no specification is made, the Proxies intend to vote FOR all nominees for director in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposal 4.**

Continued and to be signed on reverse side